Document and Entity Information (USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Feb. 29, 2012	Jun. 30, 2011
Entity Information [Line Items]
Entity Registrant Name	METRO BANCORP, INC.
Entity Central Index Key	0001085706
Current Fiscal Year End Date	--12-31
Entity Filer Category	Accelerated Filer
Document Type	10-K
Document Period End Date	Dec 31, 2011
Document Fiscal Year Focus	2011
Document Fiscal Period Focus	FY
Amendment Flag	false
Entity Common Stock, Shares Outstanding		14,126,706
Entity Well-known Seasoned Issuer	No
Entity Voluntary Filers	No
Entity Current Reporting Status	Yes
Entity Public Float			$ 145,614,067

Consolidated Balance Sheets (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Assets
Cash and due from banks	$ 46,998	$ 32,858
Federal funds sold	8,075	0
Cash and cash equivalents	55,073	32,858
Securities, available for sale at fair value	613,459	438,012
Securities, held to maturity at cost (fair value 2011: $199,857; 2010: $224,202)	196,635	227,576
Loans, held for sale	9,359	18,605
Loans receivable, net of allowance for loan losses (allowance 2011: $21,620; 2010: $21,618)	1,415,048	1,357,587
Restricted investments in bank stock	16,802	20,614
Premises and equipment, net	82,114	88,162
Other assets	32,729	51,058
Total assets	2,421,219	2,234,472
Deposits:
Noninterest-bearing	397,251	340,956
Interest-bearing	1,674,323	1,491,223
Total deposits	2,071,574	1,832,179
Short-term borrowing	65,000	140,475
Long-term debt	49,200	29,400
Other liabilities	15,425	27,067
Total liabilities	2,201,199	2,029,121
Stockholders' Equity:
Preferred stock - Series A noncumulative; $10.00 par value; (1,000,000 shares authorized; 40,000 shares issued and outstanding)	400	400
Common stock - $1.00 par value; 25,000,000 shares authorized; (issued and outstanding shares 2011: 14,125,346; 2010: 13,748,384)	14,125	13,748
Surplus	156,184	151,545
Retained earnings	45,497	45,288
Accumulated other comprehensive income (loss)	3,814	(5,630)
Total stockholders' equity	220,020	205,351
Total liabilities and stockholders' equity	$ 2,421,219	$ 2,234,472

Consolidated Balance Sheets (Parenthetical) (USD $) In Thousands, except Share data, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Securities, held to maturity fair value	$ 199,857	$ 224,202
Allowance for loan losses	$ 21,620	$ 21,618
Preferred stock, par value	$ 10	$ 10
Preferred stock, shares authorized	1,000,000	1,000,000
Preferred stock, shares issued	40,000	40,000
Preferred stock, shares outstanding	40,000	40,000
Common stock, par value	$ 1	$ 1
Common stock, shares authorized	25,000,000	25,000,000
Common stock, shares issued	14,125,346	13,748,384
Common stock, shares outstanding	14,125,346	13,748,384

Consolidated Statements of Operations (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Loans receivable, including fees:
Taxable	$ 71,307	$ 70,423	$ 74,113
Tax-exempt	4,020	4,521	4,345
Securities:
Taxable	22,362	22,275	19,858
Tax-exempt	1	14	65
Federal funds sold	5	14	2
Total interest income	97,695	97,247	98,383
Interest Expense
Deposits	11,443	13,467	17,287
Short-term borrowings	439	317	1,038
Long-term debt	2,814	3,613	4,452
Total interest expense	14,696	17,397	22,777
Net interest income	82,999	79,850	75,606
Provision for loan losses	20,592	21,000	12,425
Net interest income after provision for loan losses	62,407	58,850	63,181
Noninterest Income
Service charges, fees and other operating income	27,773	26,681	24,681
Gains on sales of loans	2,728	2,434	546
Total fees and other income	30,501	29,115	25,227
Other-than-temporary impairment losses	(324)	(4,904)	(17,011)
Portion recognized in other comprehensive income (before taxes)	0	3,942	14,670
Net impairment loss on investment securities	(324)	(962)	(2,341)
Net gains on sales/call of securities	350	2,801	1,571
Debt prepayment charge	(75)	(1,574)	0
Total noninterest income	30,452	29,380	24,457
Noninterest Expenses
Salaries and employee benefits	40,318	41,494	43,426
Occupancy	9,155	8,429	8,166
Furniture and equipment	5,465	5,134	4,766
Advertising and marketing	2,016	2,967	2,751
Data processing	14,211	13,121	9,155
Telephone, postage and supplies	4,356	4,412	6,412
Regulatory assessments and related fees	3,638	4,598	3,992
Loan expense	1,098	1,658	1,581
Foreclosed real estate	2,275	1,380	578
Branding/core system conversion (net)	1,891	0	917
Merger/acquisition	0	17	765
Consulting fees	1,496	4,508	762
Other	8,095	9,385	8,439
Total noninterest expenses	94,014	97,103	91,710
Loss before taxes	(1,155)	(8,873)	(4,072)
Benefit for federal income taxes	(1,444)	(4,536)	(2,174)
Net income (loss)	$ 289	$ (4,337)	$ (1,898)
Net Income (Loss) per Common Share
Basic (in dollars per share)	$ 0.02	$ (0.33)	$ (0.24)
Diluted (in dollars per share)	$ 0.02	$ (0.33)	$ (0.24)
Average Common and Common Equivalent Shares Outstanding
Basic (in shares)	13,919	13,563	8,241
Diluted (in shares)	13,919	13,563	8,241

Consolidated Statements of Stockholders' Equity (USD $) In Thousands, unless otherwise specified	Total	Preferred Stock [Member]	Common Stock [Member]	Surplus [Member]	Retained Earnings [Member]	Accumulated Other Comprehensive Income (Loss) [Member]
Beginning balance at Dec. 31, 2008	$ 114,470	$ 400	$ 6,446	$ 73,221	$ 51,683	$ (17,280)
Comprehensive income: [Abstract]
Net loss	(1,898)	0	0	0	(1,898)	0
Other comprehensive income, net of tax impact	6,409	0	0	0	0	6,409
Total comprehensive income	4,511
Dividends declared on preferred stock	(80)	0	0	0	(80)	0
Common stock issued under stock option plans, including tax benefit	709	0	48	661	0	0
Common stock issued under employee stock purchase plan	7	0	0	7	0	0
Proceeds from issuance of common stock in connection with dividend reinvestment and stock purchase plan	1,174	0	79	1,095	0	0
Common stock share-based awards	1,439	0	0	1,439	0	0
Proceeds from issuance of common stock in connection with stock offering	77,792	0	6,875	70,917	0	0
Ending balance at Dec. 31, 2009	200,022	400	13,448	147,340	49,705	(10,871)
Comprehensive income: [Abstract]
Net loss	(4,337)	0	0	0	(4,337)	0
Other comprehensive income, net of tax impact	5,241	0	0	0	0	5,241
Total comprehensive income	904
Dividends declared on preferred stock	(80)	0	0	0	(80)	0
Common stock issued under stock option plans, including tax benefit	103	0	12	91	0	0
Common stock issued under employee stock purchase plan	2	0	0	2	0	0
Proceeds from issuance of common stock in connection with dividend reinvestment and stock purchase plan	3,156	0	288	2,868	0	0
Common stock share-based awards	1,244	0	0	1,244	0	0
Ending balance at Dec. 31, 2010	205,351	400	13,748	151,545	45,288	(5,630)
Comprehensive income: [Abstract]
Net loss	289	0	0	0	289	0
Other comprehensive income, net of tax impact	9,444	0	0	0	0	9,444
Total comprehensive income	9,733
Dividends declared on preferred stock	(80)	0	0	0	(80)	0
Common stock issued under employee stock purchase plan	1	0	0	1	0	0
Proceeds from issuance of common stock in connection with dividend reinvestment and stock purchase plan	3,802	0	377	3,425	0	0
Common stock share-based awards	1,213	0	0	1,213	0	0
Ending balance at Dec. 31, 2011	$ 220,020	$ 400	$ 14,125	$ 156,184	$ 45,497	$ 3,814

Consolidated Statements of Stockholders' Equity (Parenthetical) (USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Common stock, shares issued under stock option plans	0	11,378	48,007
Tax benefit, Stock Option Plans	$ 0	$ 25	$ 76
Common stock, shares issued under employee stock purchase plan	100	210	400
Common stock, shares issued in connection with dividend reinvestment and stock purchase plan	376,862	288,349	78,619
Common stock, shares issued in connection with stock offering			6,875,000

Consolidated Statements of Cash Flows (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Operating Activities
Net income (loss)	$ 289	$ (4,337)	$ (1,898)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Provision for loan losses	20,592	21,000	12,425
Provision for depreciation and amortization	6,476	6,142	5,517
Deferred income tax (benefit) expense	(1,511)	(4,772)	1,667
Amortization of securities premiums and accretion of discounts (net)	2,506	122	416
Gains on sales/calls of securities (net)	(350)	(2,801)	(1,571)
Other-than-temporary impairment losses on investment securities	324	962	2,341
Proceeds from sales and transfers of SBA loans originated for sale	12,063	30,573	0
Proceeds from sales of other loans originated for sale	52,492	65,892	152,668
Loans originated for sale	(52,581)	(98,994)	(123,686)
Gains on sales of loans originated for sale	(2,728)	(2,434)	(546)
Loss on write-down on foreclosed real estate	2,060	860	272
(Gains) losses on sales of foreclosed real estate (net)	(116)	(51)	18
Loss on disposal of furniture and equipment	1,254	89	839
Stock-based compensation	1,250	1,244	1,439
Amortization of deferred loan origination fees and costs (net)	2,069	1,928	2,092
Debt Prepayment Charge	75	1,574	0
Decrease (increase) in other assets	15,437	(6,856)	(8,221)
(Decrease) increase in other liabilities	(11,679)	(1,392)	14,982
Net cash provided by operating activities	47,922	8,749	58,754
Securities available for sale:
Proceeds from principal repayments, calls and maturities	79,695	153,786	98,557
Proceeds from sales	125,299	292,899	46,125
Purchases	(368,537)	(485,985)	(183,303)
Securities held to maturity:
Proceeds from principal repayments, calls and maturities	87,074	64,481	56,485
Proceeds from sales	852	3,327	3,404
Purchases	(57,059)	(177,535)	(25,000)
Proceeds from sales of loans receivable	0	0	5,782
Proceeds from sales of foreclosed real estate	2,930	3,513	2,108
(Increase) decrease in loans receivable (net)	(85,458)	45,505	(45,376)
Redemption of restricted investment in bank stock (net)	3,812	1,016	0
Proceeds from sale of premises and equipment	2	25	19
Purchases of premises and equipment	(1,684)	(638)	(13,095)
Net cash used by investing activities	(213,074)	(99,606)	(54,294)
Financing Activities
Increase in demand, interest checking, money market, and savings deposits (net)	281,381	17,505	139,620
(Decrease) increase in time deposits (net)	(41,986)	(59)	41,128
(Decrease) increase in short-term borrowings (net)	(75,475)	89,400	(249,050)
Repayment of long-term borrowings	(5,275)	(26,574)	(25,000)
Proceeds from long-term borrowings	25,000	0	0
Proceeds from common stock options exercised	0	78	633
Proceeds from dividend reinvestment and common stock purchase plan	3,802	3,156	1,174
Proceeds from issuance of common stock in connection with stock offering	0	0	77,792
Tax benefit on exercise of stock options	0	25	76
Cash dividends on preferred stock	(80)	(80)	(80)
Net cash provided (used) by financing activities	187,367	83,451	(13,707)
Increase (decrease) in cash and cash equivalents	22,215	(7,406)	(9,247)
Cash and cash equivalents at beginning of year	32,858	40,264	49,511
Cash and cash equivalents at end of period	55,073	32,858	40,264
Supplementary cash flow information on noncash activities:
Transfer of loans to foreclosed assets	$ 5,336	$ 3,372	$ 9,348

Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2011
Accounting Policies [Abstract]
Summary of Significant Accounting Policies
Summary of Significant Accounting Policies

Nature of Operations and Basis of Presentation

Metro Bancorp, Inc. (Metro or the Company) is a Pennsylvania business corporation, which is registered as a bank holding company under the Bank Holding Company Act of 1956, as amended. The Company was incorporated on April 23, 1999 and became an active bank holding company on July 1, 1999 through the acquisition of 100% of the outstanding shares of Commerce Bank/Harrisburg, N.A. The Company is a one-bank holding company head-quartered in Harrisburg, Pennsylvania and provides full banking services through its subsidiary Metro Bank (the Bank). The Company is subject to regulation of the Federal Reserve Bank (FRB). Metro Bank is the Company's operating entity and is headquartered in Harrisburg, Pennsylvania. The Bank became a state-chartered bank on November 7, 2008, following approval by the Pennsylvania Department of Banking of the Bank's application to convert from a national bank charter to a state bank charter. As a Pennsylvania state-chartered bank, Metro Bank is supervised jointly by the Pennsylvania Department of Banking and the Federal Deposit Insurance Corporation (FDIC). The Bank is a financial services retailer with 33 stores in the counties of Berks, Cumberland, Dauphin, Lancaster, Lebanon and York, Pennsylvania.

Pursuant to a Transition Agreement with TD Bank, N.A. (TD) and Commerce Bancorp LLC (formerly Commerce Bancorp, Inc.), which terminated the Network Agreement and Master Services Agreement with Commerce Bank N.A. (now known as TD Bank, N.A.), the Company had a non-exclusive royalty-free license to continue using the name “Commerce Bank” and, subject to certain limitations, the red “C” logo, within its primary service area.  Effective June 15, 2009, the Company amended its articles of incorporation to change its name from Pennsylvania Commerce Bancorp, Inc. to Metro Bancorp, Inc. and on July 21, 2009 the Bank changed its name from Commerce Bank/Harrisburg to Metro Bank. The Company entered into a master agreement with Fiserv Solutions, Inc. (Fiserv), to provide many of the administrative and data processing services that were provided by TD. The conversion to Fiserv's system was completed in 2009.

The consolidated financial statements presented include the accounts of Metro Bancorp, Inc. and its wholly-owned subsidiary Metro Bank. All material intercompany transactions have been eliminated. Events occurring subsequent to the date of the balance sheet have been evaluated for potential recognition or disclosure in the consolidated financial statements.

Estimates

The financial statements are prepared in conformity with generally accepted accounting principles (GAAP).  GAAP requires management to make estimates and assumptions that affect reported amounts of assets and liabilities and require disclosure of contingent assets and liabilities. In the opinion of management, all adjustments considered necessary for fair presentation have been included and are of a normal, recurring nature. Actual results could differ from these estimates. Material estimates that are particularly susceptible to significant change in the near term relate to the determination of the allowance for loan losses (ALL), impaired loans, the valuation of foreclosed assets, the valuation of securities available for sale, the valuation of deferred tax assets, the determination of other-than-temporary impairment on the Company's investment securities portfolio and fair value measurements.

Significant Group Concentrations of Credit Risk

Most of the Company's activities are with customers located within the South Central Pennsylvania Region. Note 3 discusses the types of securities that the Company invests in. Notes 4 and 6 discuss the types of lending that the Company engages in as well as loan concentrations. The Company does not have any significant concentrations to any one customer, or group of customers with similar economic characteristics.

Securities

Securities classified as held to maturity are those debt securities that the Company has both the intent and ability to hold to maturity regardless of changes in market conditions, liquidity needs, or general economic conditions. These securities are carried at cost adjusted for amortization of premium and accretion of discount, computed by the interest method over the estimated average life of the securities.

Securities classified as available for sale are those debt securities that the Company intends to hold for an indefinite period of time, but not necessarily to maturity. Any decision to sell a security classified as available for sale would be based on various factors, including significant movements in interest rates, changes in the maturity mix of the Company's assets and liabilities, liquidity needs, regulatory capital considerations and other similar factors. Securities available for sale are carried at fair value. Unrealized gains or losses are reported in other comprehensive income, net of the related deferred tax effect. Realized gains or losses, determined on the basis of the cost of the specific securities sold, are included in earnings. Premiums and discounts are recognized in interest income using the interest method over the estimated average life of the securities. Management determines the appropriate classification of debt securities at the time of purchase.

Other-Than-Temporary Impairment (OTTI)

Prior to April 1, 2009, unrealized losses that were determined to be temporary were recorded, net of tax, in other comprehensive income for available-for-sale (AFS) securities, whereas unrealized losses related to held to maturity (HTM) securities determined to be temporary were not recognized. Declines in the fair value of HTM and AFS securities below their cost that were deemed to be other-than-temporary were reflected in earnings as realized losses. In estimating OTTI losses, management considered (1) adverse changes in the general market condition of the industry in which the investment is related, (2) the financial condition and near-term prospects of the issuer, (3) the seniority of the tranche owned by the Company in relation to the entire bond issue, (4) current prepayment behavior, (5) current credit agency ratings, (6) the credit support available in the bond structure to absorb losses and (7) each of the following with respect to the underlying collateral: (a) delinquency percentages and trends, (b) weighted-average loan-to-value ratios, (c) weighted-average Financing Corporation (FICO) scores and (d) the level of foreclosure and other real estate owned (OREO) activity. Also considered was the intent and ability of the Company to retain its investment in the issuer for a period of time sufficient to allow for any anticipated recovery in fair value.

During the second quarter of 2009 the Company adopted fair value measurement guidance that clarifies the interaction of the factors that should be considered when determining whether a debt security is other-than-temporarily impaired. For debt securities, management must assess whether we have the intent to sell the security or it is more likely than not that we will be required to sell the security prior to its anticipated recovery. Previously, this assessment required management to assert we had both the intent and the ability to hold a security for a period of time sufficient to allow for an anticipated recovery in fair value to avoid recognizing an OTTI. This change does not affect the need to forecast recovery of the value of the security through either cash flows or market price.

In instances when a determination is made that an OTTI exists but we do not intend to sell the debt security and it is not likely that we will be required to sell the debt security prior to its anticipated recovery, the OTTI is separated into (a) the amount of the total OTTI related to a decrease in cash flows expected to be collected from the debt security (the credit loss) and (b) the amount related to all other factors. The amount of the OTTI related to the credit loss is recognized in earnings and the amount of the OTTI related to all other factors is recognized in other comprehensive income.

Loans Held for Sale

Loans held for sale are comprised of student loans and selected residential mortgage loans the Company originates with the intention of selling in the future. Prior to September 30, 2011, loans held for sale also included Small Business Administration (SBA) loans the Company originated with the intention of selling. Occasionally, loans held for sale also include selected business and industry loans that the Company decides to sell. Held for sale loans are carried at the lower of cost or estimated fair value, calculated in the aggregate. At the present time, the majority of the Company's residential loans are originated with the intent to sell to the secondary market unless a loan is nonconforming to the secondary market standards or if we agree not to sell the loan due to a customer's request. The residential mortgage loans that are designated as held for sale are sold to other financial institutions in correspondent relationships. The sale of these loans takes place typically within 30 days of funding. The Bank does not retain the servicing on its residential mortgage loans or its student loans.

In previous years, as well as for the first half of 2011, the Company was originating SBA loans with the intent to sell the guaranteed portion of the loans. The Company received proceeds of $12.1 million on sales of SBA loans in 2011 and recognized a gain of $1.9 million on those sales. During the second quarter of 2011, as a result of a much lower level of SBA loan originations in 2011 compared to 2010, the Company's management made the decision to hold SBA loans in the Company's loan receivable portfolio unless or until the Company's management determines a sale of certain loans is appropriate. At the time such a decision would be made, the SBA loans will be moved from the loans receivable portfolio to the loans held for sale portfolio.

Total loans held for sale were $9.4 million and $18.6 million at December 31, 2011 and 2010, respectively.  At December 31, 2011, loans held for sale were comprised of $5.2 million of student loans and $4.2 million of residential mortgages as compared to $6.0 million of student loans, $5.2 million of SBA loans and $7.4 million of residential mortgages at December 31, 2010. At December 31, 2010 there was a deferred gain of $930,000 which was recognized in the first quarter of 2011 at the expiration of the 90-day warranty period.

Loans Receivable

Loans receivable that management has the intent and ability to hold for the foreseeable future, or until maturity or payoff, are stated at their outstanding unpaid principal balances, net of an ALL and any deferred fees and costs. Interest income is accrued on the unpaid principal balance. Loan origination fees and costs are deferred and recognized as an adjustment of the yield (interest income) of the related loans. The Company is generally amortizing these amounts over the contractual life of the loan or to the loan's call date.

A loan is considered past due or delinquent if payment is not received on or before the due date. The accrual of interest is generally discontinued when the contractual payment of principal or interest has become 90 days past due or management has serious doubts about further collectibility of principal or interest, even though the loan may be currently performing. A loan may remain on accrual status if it is in the process of collection and is either guaranteed or well secured. When a loan is placed on nonaccrual status, unpaid interest credited to income in the current year is reversed and unpaid interest accrued in prior years is charged against the ALL. Interest received on nonaccrual loans generally is either applied against principal or reported as interest income, according to management's judgment as to the collectibility of principal.  If a loan is substandard and accruing, interest is recognized as accrued. Generally, loans are restored to accrual status when the obligation is brought current, has performed in accordance with the contractual terms for a reasonable period of time and the ultimate collectibility of the total contractual principal and interest is no longer in doubt.

Allowance for Loan Losses

The ALL is established through provisions for loan losses charged against income. Loans deemed to be uncollectible are charged against the ALL and subsequent recoveries, if any, are credited to the allowance. The evaluation is inherently subjective as it requires estimates that are susceptible to significant revision as more information becomes available. Loans are evaluated for impairment once the loan has been internally risk rated substandard or below.

The allowance consists of specific and general components. The specific component relates to loans that are classified as impaired. For such loans, an allowance is established when the discounted cash flows, net collateral value or observable market price of the impaired loan is lower than the carrying value of that loan. The general component covers non-classified loans and is based on historical loss experience adjusted for qualitative factors. These qualitative factors represent a portion of the allowance established for losses inherent in the loan portfolio, which have not been identified by the quantitative processes. This determination inherently involves a higher degree of subjectivity and considers risk factors that may not have yet manifested themselves in historical loss experience. These factors include:

•	Changes in lending policies and procedures, including changes in underwriting standards;

•
Changes in levels and trends of collection, charge-off and recovery practices; changes in the volume and severity of past due loans, the volume of nonaccrual loans and the volume and severity of adversely classified or graded loans;

•	Material changes in the mix, volume or duration of the portfolio;

•	Changes in the value of underlying collateral for collateral-dependent loans;

•	Changes in the quality of our loan review system;

•	Changes in the experience, ability and depth of lending management and other relevant staff;

•	The existence and effect of any concentrations of credit and changes in the level of such concentrations; and

•
Changes in international, national, regional and local economic and business conditions and developments that affect the collectibility of the portfolio, including the condition of various market segments and the effect of other external factors such as competition and legal and regulatory requirements on the level of estimated credit losses in our existing portfolio.

Additionally, the general component factors in uncertainties that could affect management's estimates of probable losses.

The ALL is maintained at a level considered adequate to provide for losses that can be reasonably anticipated. Management's periodic evaluation of the adequacy of the allowance is based on the Company's past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay, the estimated value of any underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. During the third quarter of 2010, as part of the quantitative analysis of the adequacy of the ALL, management adjusted its projection of probable loan losses based upon a much shorter and more recent period of actual historical losses. This was done as a result of the higher level of loan charge-offs experienced by the Company over the preceding two years as compared to the previous years. Given the continued state of the economy and its impact on borrowers and on loan collateral values, management feels this is currently a better predictor of probable additional loan losses until such time that the economy, borrower repayment ability and loan collateral values show sustained signs of improvement. The change in this estimate resulted in an additional $3.6 million of provision for loan losses in the third quarter of 2010. The impact of this additional provision for 2010 was an additional after tax loss of $2.4 million, or $0.17 per share.

A loan is considered impaired when, based on current information and events, it is probable that the Company will be unable to collect the scheduled payments of principal or interest when due according to the contractual terms of the loan agreement. Factors considered by management in determining impairment include payment status, borrower's financial condition, market conditions for the borrowers type of industry and the probability of collecting scheduled principal and interest payments when due. Loans that experience insignificant payment delays generally are not classified as impaired. Management determines the significance of payment delays on a case-by-case basis, taking into consideration all of the circumstances surrounding the loan and the borrower, including the length of the delay, the reasons for the delay and the borrower's prior payment record. Impairment is measured on a loan-by-loan basis for commercial loans by either the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's obtainable market price or the fair value of the collateral if the loan is collateral dependent.

All nonaccrual loans, including any non-homogeneous portfolio residential mortgages and home equity loans are evaluated individually to determine whether a charge-off is necessary due to a collateral deficiency.

Restricted Investments in Bank Stock

Restricted investments in bank stock consists of stock of the Federal Home Loan Bank (FHLB) of Pittsburgh and the Atlantic Central Bankers Bank (ACBB). Federal law requires a member institution of the FHLB system to hold stock of its district FHLB according to a predetermined formula.  At December 31, 2011, the Company held $16.7 million of FHLB stock and $65,000 of ACBB stock.  Of this amount, $4.1 million was required for membership, $4.5 million was required to cover the Company's borrowing level at the FHLB and the remaining $8.1 million was excess that the FHLB has not repurchased at this time due to a repurchase suspension the FHLB put in place in December of 2008. The suspension was partially lifted during the fourth quarter of 2010 and three times during 2011. Approximately $3.8 million of the stock was redeemed in 2011. The stock is carried at cost.

Management evaluates the restricted stock for impairment in accordance with Financial Accounting Standards Board (FASB) guidance on Accounting by Certain Entities (including Entities with Trade Receivables that Lend to or Finance the Activities of Others). Management determines whether this investment is impaired based on an assessment of the ultimate recoverability of the cost rather than by recognizing temporary declines in value. The determination of whether a decline affects the ultimate recoverability of the cost is influenced by criteria such as (1) the significance of the decline in net assets of the FHLB as compared to the capital stock amount for the FHLB and the length of time this situation has persisted, (2) commitments by the FHLB to make payments required by law or regulation and the level of such payments in relation to the operating performance of the FHLB and (3) the impact of legislative and regulatory changes on institutions and, accordingly, on the customer base of the FHLB. Management believes no impairment charge is necessary related to the FHLB restricted stock as of December 31, 2011.

Premises and Equipment

Premises and equipment are carried at cost less accumulated depreciation and amortization. Depreciation is charged to operations over the estimated useful lives of the respective assets. Leasehold improvements are amortized over the terms of the respective leases or the estimated useful lives of the improvements, whichever is shorter. Depreciation and amortization are determined on the straight-line method for financial reporting purposes and accelerated methods for income tax purposes.

Foreclosed Assets

Assets acquired through, or in lieu of, loan foreclosures are held for sale and are initially recorded at fair value less estimated costs to sell the assets at the date of foreclosure, establishing a new cost basis. Subsequent to foreclosure, valuations are periodically performed by management and the assets are carried at the lower of carrying amount or fair value, less estimated costs to sell the asset. Revenue and expenses from operations, changes in the valuation allowance and gains/losses on sales of foreclosed real estate are included in foreclosed real estate expense. Foreclosed assets are included in other assets and totaled $7.1 million as of December 31, 2011 as compared to $6.8 million as of December 31, 2010.

Net expenses associated with foreclosed assets are detailed below:

	Years Ended December 31,
(in thousands)	2011	2010	2009
Operating expenses, net of rental income	$331	$571	$288
Loss on write-down on foreclosed real estate	2,060	860	272
Net (gain) loss on sales of real estate	(116)	(51)	18
Total	$2,275	$1,380	$578

Income Taxes

Deferred income taxes are provided on the liability method whereby deferred tax assets are recognized for deductible temporary differences and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets and liabilities are adjusted through the provision for income taxes for the effects of changes in tax laws and rates on the date of enactment. The Company analyzes each tax position taken in its tax returns and determines the likelihood that the position will be realized. Only tax positions that are "more likely than not" to be realized can be recognized in the Company's financial statements. For tax positions that do not meet this recognition threshold, the Company will record an unrecognized tax benefit for the difference between the position taken on the tax return and the amount recognized in the financial statements. The Company does not have any material unrecognized tax benefits or accrued interest or penalties at December 31, 2011 or 2010 or during the years then ended. No unrecognized tax benefits are expected to arise within the next twelve months. The Company's policy is to account for interest as a component of interest expense and penalties, if any, as a component of other expenses.

Transfers of Financial Assets

Transfers of financial assets, including sales of loans and loan participations, are accounted for as sales when control over the assets has been surrendered. Control over transferred assets is deemed to be surrendered when (1) the assets have been isolated from the Company, (2) the transferee obtains the right (free of conditions that constrain it from taking advantage of that right) to pledge or exchange the transferred assets and (3) the Company does not maintain effective control over the transferred assets through an agreement to repurchase them before their maturity.

Per Share Data

Basic earnings (loss) per share represents income (loss) available to common stockholders divided by the weighted-average number of common shares outstanding during the period. Diluted earnings (loss) per share reflect additional common shares that would have been outstanding if dilutive potential common shares had been issued as well as any adjustments to income (loss) that would result from the assumed issuance. Potential common shares that may be issued by the Company relate solely to outstanding common stock options and are determined using the treasury stock method.

Off-Balance Sheet Financial Instruments

In the ordinary course of business, the Company has entered into off-balance sheet financial instruments consisting of commitments to extend credit, commercial letters of credit and standby letters of credit. Such financial instruments are recorded on the balance sheet when they become payable by the borrower to the Company.

Cash Flow Information

For purposes of the statements of cash flows, the Company considers cash and due from banks, interest-bearing deposits and federal funds sold as cash and cash equivalents. Generally, federal funds, a component of cash and cash equivalents are purchased and sold for one-day periods. Cash paid during the years ended December 31, 2011, 2010 and 2009 for interest expense on deposits, borrowings and debt was $14.9 million, $17.6 million and $23.0 million, respectively. Income taxes paid totaled $700,000, $0 and $1.4 million in 2011, 2010 and 2009, respectively.

Stock-Based Compensation

The Company recognizes compensation costs related to share-based payment transactions in the income statement based on the grant-date fair value of the stock-based compensation issued. Compensation costs are recognized over the period that an employee provides service in exchange for the award.

The cash flows resulting from the tax benefits due to deductions in excess of the compensation cost recognized for options (excess tax benefits) are classified as financing cash flows.

Advertising Costs

The Company follows the policy of charging the costs of advertising to expense as incurred.

Recent Accounting Standards

In April 2011, the FASB issued guidance that clarified whether a loan restructuring constitutes a concession and defines whether or not a debtor is experiencing financial difficulties. The effective date for this guidance for public companies was for interim and annual periods beginning on or after June 15, 2011 and applies retrospectively to restructurings occurring on or after January 1, 2011. The adoption of this guidance has not had a material impact on our consolidated financial statements.
In May 2011, the FASB amended fair value measurement guidance to clarify its previous guidance for items such as: the application of the highest and best use concept to non-financial assets and liabilities; the application of fair value measurement to financial instruments classified in a reporting entity's stockholders' equity; and disclosure requirements regarding quantitative information about unobservable inputs used in the fair value measurements of level 3 assets. The update also creates an exception to fair value measurement guidance for entities which carry financial instruments within a portfolio or group, under which the entity is now permitted to base the price used for fair valuation upon a price that would be received to sell the net asset position or transfer a net liability position in an orderly transaction. In addition, the update allows for the application of premiums and discounts in a fair value measurement if the financial instrument is categorized in level 2 or 3 of the fair value hierarchy. Lastly, the updated standard contains new disclosure requirements regarding fair value amounts categorized as level 3 in the fair value hierarchy such as: disclosure of the valuation process used; effects of and relationships between unobservable inputs; usage of nonfinancial assets for purposes other than their highest and best use when that is the basis of the disclosed fair value; and categorization by level of items disclosed at fair value, but not measured at fair value for financial statement purposes. The effective date of this update for public entities was for interim and annual periods beginning after December 15, 2011. Early adoption was not permitted. The adoption of this guidance did not have a material impact on our consolidated financial statements.
In June 2011, the FASB updated the guidance on Comprehensive Income. The update prohibits the presentation of the components of comprehensive income in the statements of stockholders' equity. Reporting entities are allowed to present either: a statement of comprehensive income, which reports both net income and other comprehensive income; or separate statements of net income and other comprehensive income. Under previous GAAP, all three presentations were acceptable. In December of 2011, the FASB amended this guidance to defer the implementation date for the requirement to present all reclassifications between other comprehensive and net income on the face of the new statement or statements. The other provisions of this update are effective for fiscal years and interim periods beginning after December 31, 2011 for public entities. Early adoption is permitted. The adoption of this guidance did not have a material impact on our consolidated financial statements.

 Segment Reporting

The Bank acts as an independent community financial services provider and offers traditional banking and related financial services to individual consumer, business and government customers. Through its stores, the Company offers a full array of commercial and retail financial services.

Management does not separately allocate expenses, including the cost of funding loan demand, between the commercial and retail operations of the Company. As such, discrete financial information is not available and segment reporting would not be meaningful.

Reclassifications

Certain amounts in the 2010 and 2009 financial statements have been reclassified to conform to the 2011 presentation format. Such reclassifications had no impact on the Company's net operations and stockholders' equity.

Restrictions on Cash and Due from Bank Accounts	12 Months Ended
Dec. 31, 2011
Equity [Abstract]
Restrictions on Cash and Due from Bank Accounts
Restrictions on Cash and Due from Bank Accounts

The Bank is required to maintain average reserves, in the form of cash and balances with the FRB, against its deposit liabilities. The average amount of these reserve balances maintained for 2011 and 2010 was approximately $10.9 million and $15.1 million, respectively.  The Company has no due from balances with institutions in excess of FDIC insurance limitations.

Securities	12 Months Ended
Dec. 31, 2011
Investments, Debt and Equity Securities [Abstract]
Securities
Securities

The amortized cost and fair value of securities are summarized in the following tables:

	December 31, 2011
(in thousands)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Available for Sale:
U.S. Government agency securities	$22,500	$58	$—	$22,558
Residential mortgage-backed securities	21,087	325	—	21,412
Agency collateralized mortgage obligations	519,167	9,171	(175)	528,163
Private-label collateralized mortgage obligations	24,974	—	(1,968)	23,006
Corporate debt securities	19,952	—	(1,632)	18,320
Total	$607,680	$9,554	$(3,775)	$613,459
Held to Maturity:
U.S. Government agency securities	$97,750	$88	$—	$97,838
Residential mortgage-backed securities	37,658	2,769	—	40,427
Agency collateralized mortgage obligations	45,122	840	(1)	45,961
Corporate debt securities	15,000	—	(484)	14,516
Municipal securities	1,105	10	—	1,115
Total	$196,635	$3,707	$(485)	$199,857

	December 31, 2010
(in thousands)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Available for Sale:
U.S. Government agency securities	$22,500	$—	$(1,091)	$21,409
Residential mortgage-backed securities	2,383	3	—	2,386
Agency collateralized mortgage obligations	388,414	2,025	(7,225)	383,214
Private-label collateralized mortgage obligations	33,246	—	(2,243)	31,003
Total	$446,543	$2,028	$(10,559)	$438,012
Held to Maturity:
U.S. Government agency securities	$140,000	$—	$(6,408)	$133,592
Residential mortgage-backed securities	48,497	2,727	(311)	50,913
Agency collateralized mortgage obligations	29,079	878	(209)	29,748
Corporate debt securities	10,000	—	(51)	9,949
Total	$227,576	$3,605	$(6,979)	$224,202

The amortized cost and fair value of debt securities by contractual maturity at December 31, 2011 are shown in the table that follows. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations.

	Available for Sale		Held to Maturity
(in thousands)	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Due in one year or less	$—	$—	$—	$—
Due after one year through five years	—	—	15,000	14,516
Due after five years through ten years	19,952	18,320	12,750	12,751
Due after ten years	22,500	22,558	86,105	86,202
	42,452	40,878	113,855	113,469
Residential mortgage-backed securities	21,087	21,412	37,658	40,427
Agency collateralized mortgage obligations	519,167	528,163	45,122	45,961
Private-label collateralized mortgage obligations	24,974	23,006	—	—
Total	$607,680	$613,459	$196,635	$199,857

During 2011, the Company sold a total of 13 securities with a combined fair market value of $126.2 million. All of the securities were U.S. agency collateralized mortgage obligations (CMOs). The Company realized net pretax gains of $350,000, with related tax expense of $119,000, on the combined sales. Of this total, 12 securities with a combined fair market value of $125.3 million had been classified as available for sale. One agency mortgage-backed security (MBS) with a fair market value of $852,000 had been classified as held to maturity, however, its current par value had paid down to less than 9% of its original par value, below the 15% threshold,  so it could be sold without tainting the remaining HTM portfolio. Also during 2011, the Company had three agency debentures totaling $60.0 million called at par. The bonds had a combined market value of $60.0 million and no gain or loss was realized.

During 2010, the Company sold a total of 56 securities with a combined fair market value of $296.2 million and realized a net pretax gain of $2.8 million. The securities sold included 23 private-label CMOs with a combined fair market value of $62.6 million; 13 agency CMOs with a fair market value of $138.1 million; 18 residential MBSs with a combined fair market value of $74.5 million and two agency debentures with a combined fair market value of $21.0 million. Of this total, 53 securities with a combined fair market value of $292.9 million had been classified as available for sale. Two agency MBSs with a combined fair market value of $440,000 had been classified as held to maturity, however, their current par value had fallen to less than 15% of their original par value and could be sold without tainting the remaining HTM portfolio. One private-label CMO with a fair market value of $2.9 million had been classified as held to maturity. Previously, the Company had recognized an OTTI charge due to a projected credit loss of $3,000 and this deterioration in creditworthiness was the basis for selling the security without tainting the remaining HTM portfolio. Also during 2010, the Company had ten agency debentures and four municipal bonds called at par. The bonds had a combined market value of $106.6 million.

In 2009, the Company sold a total of 65 MBSs with a combined fair market value of $49.5 million. Of this total, 42 securities had been classified as available for sale with a combined carrying value of $44.7 million. The Company realized proceeds of $46.1 million for net pretax gains of $1.4 million. The securities sold also included 23 MBSs with a combined fair market value of $3.4 million and a carrying value of $3.2 million that had been classified as held to maturity and were sold due to their small remaining size. In every case, the current face had fallen below 15% of the original purchase amount. A pretax gain of $170,000 was recognized on the sale of securities classified as held to maturity. Also during 2009, the Company had a total of $41.5 million of agency debentures called, at par, by their issuing agencies. Of this total, $5.0 million were classified as available for sale and $36.5 million were classified as held to maturity. All of the securities were carried at par.

The Company does not maintain a trading portfolio and there were no transfers of securities between the AFS and HTM portfolios. The Company uses the specific identification method to record security sales.

At December 31, 2011 and 2010, securities with a carrying value of $621.6 million and $437.6 million, respectively, were pledged to secure public deposits and for other purposes as required or permitted by law.

The following table summarizes the Company's gains and losses on the sales or calls of debt securities and losses recognized for the OTTI of investments:

(in thousands)	Gross Realized Gains	Gross Realized (Losses)	OTTI Credit Losses	Net Gains (Losses)
Years Ended:
December 31, 2011	$983	$(633)	$(324)	$26
December 31, 2010	6,690	(3,889)	(962)	1,839
December 31, 2009	1,581	(10)	(2,341)	(770)

In determining fair market values for its portfolio holdings, the Company receives information from a third party provider which Management evaluates and corroborates. Under the current guidance, these values are considered Level 2 inputs, based upon mathematically derived matrix pricing and observed data from similar assets.  They are not Level 1 direct quotes, nor do they reflect Level 3 inputs that would be derived from internal analysis or judgment. As the Company does not manage a trading portfolio and typically only sells from its AFS portfolio in order to manage interest rate risk or credit exposure, direct quotes, or street bids, are warranted on an as-needed basis only.

The following tables show the fair value and gross unrealized losses associated with the Company's investment portfolio, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position:

	December 31, 2011
	Less than 12 months		12 months or more		Total
(in thousands)	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Available for Sale:
Agency CMOs	$49,793	$(175)	$—	$—	$49,793	$(175)
Private-label CMOs	6,017	(268)	16,989	(1,700)	23,006	(1,968)
Corporate debt securities	18,320	(1,632)	—	—	18,320	(1,632)
Total	$74,130	$(2,075)	$16,989	$(1,700)	$91,119	$(3,775)
Held to Maturity:
U.S. Government agency securities	$—	$—	$—	$—	$—	$—
Agency CMOs	1,312	(1)	—	—	1,312	(1)
Corporate debt securities	14,516	(484)	—	—	14,516	(484)
Total	$15,828	$(485)	$—	$—	$15,828	$(485)

	December 31, 2010
	Less than 12 months		12 months or more		Total
(in thousands)	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Available for Sale:
U.S. Government agency securities	$21,409	$(1,091)	$—	$—	$21,409	$(1,091)
Agency CMOs	261,330	(7,216)	9,092	(9)	270,422	(7,225)
Private-label CMOs	2,644	(9)	28,359	(2,234)	31,003	(2,243)
Total	$285,383	$(8,316)	$37,451	$(2,243)	$322,834	$(10,559)
Held to Maturity:
U.S. Government agency securities	$133,592	$(6,408)	$—	$—	$133,592	$(6,408)
Residential MBSs	7,287	(311)	—	—	7,287	(311)
Agency CMOs	7,957	(209)	—	—	7,957	(209)
Corporate debt securities	9,949	(51)	—	—	9,949	(51)
Total	$158,785	$(6,979)	$—	$—	$158,785	$(6,979)

The Company's investment securities portfolio consists primarily of U.S. Government agency securities, U.S. Government sponsored agency mortgage-backed obligations, private-label CMOs and corporate bonds of the financial sector. The Company considers securities of the U.S. Government sponsored agencies and the U.S. Government MBSs to have little credit risk because their principal and interest payments are backed by an agency of the U.S. Government.

The unrealized losses in the Company's investment portfolio at December 31, 2011 were associated with three distinct types of securities. The first type, those backed by the U.S. Government or one of its agencies,  includes seven government agency sponsored CMOs. Management believes that the unrealized losses on these investments were primarily caused by the movement of interest rates and notes the contractual cash flows of those investments are guaranteed by an agency of the U.S. Government. Accordingly, it is expected that the securities would not be settled at a price less than the amortized cost of the Company's investment. Secondly, the Company owns five investment-grade corporate bonds that were in an unrealized loss position as of December 31, 2011. Due to their structure and credit rating, the Company does not anticipate incurring any credit-related losses on these bonds. Because management believes the decline in fair value is attributable to changes in interest rates and not credit quality and because the Company has the ability and intent to hold those investments until a recovery of fair value, which may be maturity, the Company does not consider any of these investments to be other-than-temporarily impaired at December 31, 2011.

The third type of security in the Company's investment portfolio with unrealized losses at December 31, 2011 is private-label CMOs. Private-label CMOs are not backed by the full faith and credit of the U.S. Government nor are their principal and interest payments guaranteed. Historically, most private-label CMOs have carried a AAA bond rating on the underlying issuer, however, the subprime mortgage problems and decline in the residential housing market in the U.S. in recent years have led to ratings downgrades and subsequent OTTI of many CMOs. As of December 31, 2011, Metro owned eight such non-agency CMO securities in its investment portfolio with a total carrying value of $23.0 million. Management performs no less than quarterly assessments of these securities for OTTI to determine what, if any, portion of the impairment may be credit related. As part of this process, management asserts that (a) we do not have the intent to sell the securities and (b) it is more likely than not we will not be required to sell the securities before recovery of the Company's cost basis. This assertion is based, in part, upon the most recent liquidity analysis prepared for the Company's Asset/Liability Committee (ALCO) which indicates if the Company has sufficient excess funds to consider the potential purchase of investment securities and sufficient unused borrowing capacity available to meet any potential outflows. Furthermore, the Company knows of no contractual or regulatory obligations that would require these bonds to be sold.

Next, in order to bifurcate the impairment into its components, the Company uses the Bloomberg analytical service to analyze each individual security. The Company looks at the overall bond ratings as well as specific, underlying characteristics such as pool factor, weighted-average coupon, weighted-average maturity, weighted-average life, loan to value, delinquencies, credit score, prepayment speeds, geographic concentration, etc. Using reported data for prepayment speeds, default rates, loss severity rates and lag times, the Company analyzes each bond under a variety of scenarios. As the results may vary depending upon the historic time period analyzed, the Company uses this information for the purpose of managing the investment portfolio and its inherent risk. However, the Company reports it findings based upon the three month data points for Constant Prepayment Rate (CPR) speed, default rate and loss severity as it believes this time point best captures both current and historic trends. For management purposes, the Company also analyzes each bond using an assumed, projected default rate based upon each pool's most recent level of 90-day delinquencies, bankruptcies and foreclosed real estate. This projected analysis also assumes loss severity percentages subjectively assigned to each pool based upon credit ratings.

When the analysis shows a bond to have no projected loss, there is considered to be no credit-related loss. When the analysis shows a bond to have a projected loss, a cash flow projection is created, including the projected loss, for the duration of the bond. This projection is then used to calculate the present value of the cash flows expected to be collected and compared to the amortized cost basis. The difference between these two figures is recognized as the amount of OTTI due to credit loss. The difference between the total impairment and this credit loss portion is determined to be the amount related to all other factors. The amount of impairment related to credit loss is to be recognized in current earnings while the amount of impairment related to all other factors is to be recognized in other comprehensive income.

Using this method, the Company determined that at December 31, 2011, a total of six private-label CMOs had losses attributable to credit. This was due to a number of factors including the bonds' credit ratings and rising trends for delinquencies, bankruptcies and foreclosures on the underlying collateral. Of the six bonds, one no longer indicated a loss position as of December 31, 2011 while the present value of the cash flows for four of the remaining five bonds was greater than the carrying value and no further write-downs were required. For the sixth bond, the present value of its cash flows was less than its carrying value and therefore a write-down of $9,000 was required as of December 31, 2011. In total, for the year ended December 31, 2011, the Company recognized $324,000 of losses on four private-label CMOs related to credit issues and did not recapture any of the previous write-downs.

The tables below rolls forward the cumulative life to date credit losses which have been recognized in earnings for the private-label CMOs previously mentioned for the years ended December 31, 2011, 2010 and 2009, respectively:

	Private-label CMOs
(in thousands)	Available for Sale	Held to Maturity	Total
Cumulative OTTI credit losses at January 1, 2011	$2,625	$—	$2,625
Additions for which OTTI was not previously recognized	—	—	—
Additional increases for OTTI previously recognized when there is no intent to sell and no requirement to sell before recovery of amortized cost basis	324	—	324
Cumulative OTTI credit losses recognized for securities still held at December 31, 2011	$2,949	$—	$2,949

	Private-label CMOs
(in thousands)	Available for Sale	Held to Maturity	Total
Cumulative OTTI credit losses at January 1, 2010	$2,338	$3	$2,341
Additions for which OTTI was not previously recognized	675	—	675
Additional increases for OTTI previously recognized when there is no intent to sell and no requirement to sell before recovery of amortized cost basis	287	—	287
Reduction due to credit impaired security sold	(675)	(3)	(678)
Cumulative OTTI credit losses recognized for securities still held at December 31, 2010	$2,625	$—	$2,625

	Private-label CMOs
(in thousands)	Available for Sale	Held to Maturity	Total
Cumulative OTTI credit losses at January 1, 2009	$—	$—	$—
Additions for which OTTI was not previously recognized	2,338	3	2,341
Cumulative OTTI credit losses recognized for securities still held at December 31, 2009	$2,338	$3	$2,341

Loans Receivable and Allowance for Loan Losses	12 Months Ended
Dec. 31, 2011
Receivables [Abstract]
Loans Receivable and Allowance For Loan Losses
Loans Receivable and Allowance for Loan Losses

Loans receivable that management has the intent and ability to hold for the foreseeable future, or until maturity or payoff, are stated at their outstanding unpaid principal balances, net of an ALL and any deferred fees and costs. Certain qualifying loans of the Bank totaling $207.0 million, collateralize a letter of credit, a line of credit commitment and a long-term borrowing the Bank has with the FHLB.

During the first quarter of 2011, certain types of loans were reclassified due to their purpose and overall risk characteristics. Therefore, certain loan balances as of December 31, 2010 were reclassified to conform to the 2011 presentation.

A summary of the Bank's loans receivable at December 31, 2011 and 2010 is as follows:

	December 31,
(in thousands)	2011	2010
Commercial and industrial	$321,988	$337,398
Commercial tax-exempt	81,532	85,863
Owner occupied real estate	279,372	241,553
Commercial construction and land development	103,153	112,094
Commercial real estate	364,405	313,194
Residential	83,940	81,124
Consumer	202,278	207,979
	1,436,668	1,379,205
Less: allowance for loan losses	21,620	21,618
Net loans receivable	$1,415,048	$1,357,587

Certain directors and executive officers of the Company, including their associates and companies, have loans with the Bank. Such loans were made in the ordinary course of business at the Bank's normal credit terms including interest rates and collateralization, as those prevailing at the time for comparable loans with persons not related to the lender and do not represent more than a normal risk of collection. Total loans to these persons and companies amounted to approximately $11.4 million and $12.0 million at December 31, 2011 and 2010, respectively. During 2011, $3.2 million of new advances were made and repayments totaled $3.8 million.

The following table summarizes nonaccrual loans by loan type at December 31, 2011 and 2010:

	December 31,
(in thousands)	2011	2010
Nonaccrual loans:
Commercial and industrial	$10,162	$23,103
Commercial tax-exempt	—	—
Owner occupied real estate	2,895	4,318
Commercial construction and land development	8,511	14,155
Commercial real estate	7,820	5,424
Residential	2,912	3,609
Consumer	1,829	1,579
Total nonaccrual loans	$34,129	$52,188

No additional funds were committed on nonaccrual loans including restructured loans that were nonaccruing. Typically, commitments are canceled and no additional advances are made when a loan is placed on nonaccrual.

Generally, the Bank's policy is to move a loan to nonaccrual status as soon as it becomes 90 days past due or when the Company does not believe it will collect all of its principal and interest payments. In addition, when a loan is placed on nonaccrual status, unpaid interest credited to income in the current year is reversed and unpaid interest accrued in prior years is charged against the allowance for loan losses. Interest received on nonaccrual loans generally is either applied against principal or reported as interest income, according to management's judgment as to the collectibility of principal.  If a loan is substandard and accruing, interest is recognized as accrued. Once a loan is on nonaccrual status, it is not returned to accrual status unless the loan has been current for at least six consecutive months and the borrower and/or any guarantors demonstrate evidence of the ability to repay the loan. Under certain circumstances such as bankruptcy, if a loan is under collateralized, or if the borrower and/or guarantors do not show evidence of the ability to pay, the loan may be placed on nonaccrual status even though it is not past due by 90 days or more. Therefore, the total nonaccrual loan balance of $34.1 million exceeds the balance of total loans that are 90 days past due of $22.1 million at December 31, 2011 as presented in the aging analysis in the tables below.

During 2011, the Company adopted the FASB guidance on the determination of whether a loan restructuring is considered to be a troubled debt restructuring (TDR).  A TDR is a loan whose contractual terms have been modified resulting in the Bank granting a concession to a borrower who is experiencing financial difficulties in order for the Bank to have a greater chance of collecting the indebtedness from the borrower.  Concessions could include, but are not limited to: interest rate reductions, maturity extensions or principal forgiveness. An additional benefit to the Bank in granting a concession is to avoid foreclosure or repossession of collateral at a time when real estate values are the lowest in recent history. TDRs are discussed in further detail later in this footnote.

The following table is an age analysis of past due loan receivables as of December 31, 2011 and 2010:

		Past Due Loans					Recorded Investment in Loans 90 Days and Greater and Still Accruing
(in thousands)	Current	30-59 Days Past Due	60-89 Days Past Due	90 Days Past Due and Greater	Total Past Due	Total Loan Receivables
December 31, 2011
Commercial and industrial	$317,190	$696	$1,083	$3,019	$4,798	$321,988	$—
Commercial tax-exempt	81,532	—	—	—	—	81,532	—
Owner occupied real estate	274,720	2,423	328	1,901	4,652	279,372	—
Commercial construction and land development	95,240	470	219	7,224	7,913	103,153	—
Commercial real estate	354,818	2,191	1,272	6,124	9,587	364,405	—
Residential	75,841	4,587	607	2,905	8,099	83,940	621
Consumer	199,671	1,314	350	943	2,607	202,278	71
Total	$1,399,012	$11,681	$3,859	$22,116	$37,656	$1,436,668	$692

		Past Due Loans					Recorded Investment in Loans 90 Days and Greater and Still Accruing
(in thousands)	Current	30-59 Days Past Due	60-89 Days Past Due	90 Days Past Due and Greater	Total Past Due	Total Loan Receivables
December 31, 2010
Commercial and industrial	$316,750	$1,213	$521	$18,914	$20,648	$337,398	$23
Commercial tax-exempt	85,863	—	—	—	—	85,863	—
Owner occupied real estate	235,738	1,314	258	4,243	5,815	241,553	—
Commercial construction and land development	97,939	—	—	14,155	14,155	112,094	—
Commercial real estate	306,032	1,214	77	5,871	7,162	313,194	624
Residential	73,670	3,724	1,606	2,124	7,454	81,124	—
Consumer	203,235	2,547	903	1,294	4,744	207,979	3
Total	$1,319,227	$10,012	$3,365	$46,601	$59,978	$1,379,205	$650

A summary of the ALL by loan class and by impairment method as of December 31, 2011 and 2010 is detailed in the tables that follow. As mentioned previously, during the first quarter of 2011, certain types of loans were reclassified due to their purpose and overall risk characteristics. This impacted the allocation of the ALL as reported at December 31, 2010; therefore, the allocation as of that date has been reclassified to conform to the 2011 presentation.

(in thousands)	Comm. and industrial	Comm. tax-exempt	Owner occupied real estate	Comm. construc-tion and land devel-opment	Comm. real estate	Resi-dential	Con-sumer	Unallo-cated	Total

December 31, 2011
Allowance for loan losses:
Individually evaluated for impairment	$1,000	$—	$30	$2,600	$—	$—	$—	$—	$3,630
Collectively evaluated for impairment	7,400	79	699	5,240	3,241	435	831	65	17,990
Total ALL	$8,400	$79	$729	$7,840	$3,241	$435	$831	$65	$21,620
Loans receivable:
Loans evaluated individually	$15,504	$—	$7,492	$23,216	$12,117	$3,346	$1,829	$—	$63,504
Loans evaluated collectively	306,484	81,532	271,880	79,937	352,288	80,594	200,449	—	1,373,164
Total loans receivable	$321,988	$81,532	$279,372	$103,153	$364,405	$83,940	$202,278	$—	$1,436,668

(in thousands)	Comm. and industrial	Comm. tax-exempt	Owner occupied real estate	Comm. construc-tion and land devel-opment	Comm. real estate	Resi-dential	Con-sumer	Unallo-cated	Total
December 31, 2010
Allowance for loan losses:
Individually evaluated for impairment	$2,055	$—	$260	$1,310	$—	$—	$—	$—	$3,625
Collectively evaluated for impairment	7,624	86	650	4,110	4,002	442	702	377	17,993
Total ALL	$9,679	$86	$910	$5,420	$4,002	$442	$702	$377	$21,618
Loans receivable:
Loans evaluated individually	$30,597	$—	$9,237	$20,749	$6,045	$3,609	$1,579	$—	$71,816
Loans evaluated collectively	306,801	85,863	232,316	91,345	307,149	77,515	206,400	—	1,307,389
Total loans receivable	$337,398	$85,863	$241,553	$112,094	$313,194	$81,124	$207,979	$—	$1,379,205

The Bank may create a specific allowance for all of or a part of a particular loan in lieu of a charge-off or charge-down as a result of management's evaluation of impaired loans. These circumstances are often credits in transition or in which a legal matter is pending. In these instances, the Bank has determined that a loss is not imminent based upon available information surrounding the credit at the time of the analysis; however, management believes an allowance is appropriate to acknowledge the risk of loss.

Generally, construction and land development and commercial real estate loans present a greater risk of non-payment by a borrower than other types of loans. The market value of real estate, particularly real estate held for investment, can fluctuate significantly in a relatively short period of time. Commercial and industrial, tax exempt and owner occupied real estate loans generally carry a lower risk factor because the repayment of these loans relies primarily on the cash flow from a business, which is more stable and predictable. However, the significance and duration of the economic downturn caused the Bank to experience an elevated level of charge-offs in the commercial and industrial loan category in 2011.

Consumer loan collections are dependent on the borrower's continued financial stability and thus are more likely to be affected by adverse personal circumstances. Consumer and residential loans also are impacted by the market value of real estate. Furthermore, the application of various federal and state laws, including bankruptcy and insolvency laws, may limit the amount that can be recovered on these loans. The risk of non-payment is affected by changes in economic conditions, the credit risks of a particular borrower, the duration of the loan and, in the case of a collateralized loan, uncertainties as to the future value of the collateral and other factors.

The Company experienced an elevated level of loan charge-offs over the most recent three year period compared to previous years. As a result, management, beginning in the third quarter of 2010, bases its quantitative analysis of probable future loan losses (when determining the ALL) on those loans collectively reviewed for impairment on a two year period of actual historical losses. Previously, management had performed this analysis using a five year period of historical losses. Given the continued state of the economy and its impact on borrowers financial condition and on loan collateral values, management feels a two year period is an appropriate historical time frame, valid until such time that the economy, borrower repayment ability and loan collateral values show sustained signs of improvement.  Management may increase or decrease the historical loss period at some point in the future based on the state of the economy and other circumstances.

The qualitative factors such as: changes in levels and trends of charge-offs and delinquencies; material changes in the mix, volume or duration of the loan portfolio; changes in lending policies and procedures including underwriting standards; changes in the experience, ability and depth of lending management and other relevant staff; the existence and effect of any concentrations of credit; changes in the overall values of collateral; changes in the quality of the loan review program and changes in national and local economic trends and conditions among other things, are factors which have not been identified by the quantitative processes. The determination of qualitative factors inherently involves a higher degree of subjectivity and considers risk factors that may not have yet manifested themselves in historical loss experience.

The following tables summarize the transactions in the ALL for the twelve months ended December 31, 2011:

(in thousands)	Comm. and industrial	Comm. tax-exempt	Owner occupied real estate	Comm. construction and land development	Comm. real estate	Resi-dential	Consumer	Unallo-cated	Total
2011
Balance at January 1	$9,679	$86	$910	$5,420	$4,002	$442	$702	$377	$21,618
Provision charged to operating expenses	6,510	(7)	13	13,038	76	113	1,161	(312)	20,592
Recoveries of loans previously charged-off	156	—	60	11	15	68	135	—	445
Loans charged-off	(7,945)	—	(254)	(10,629)	(852)	(188)	(1,167)	—	(21,035)
Balance at December 31	$8,400	$79	$729	$7,840	$3,241	$435	$831	$65	$21,620

The following table summarizes the transactions in the ALL for the twelve months ended December 31, 2010 and 2009. The table is presented in summary as the FASB guidance issued in July 2010 related to an entity's allowance for credit losses and the credit quality of its financing receivables required the activity by portfolio segment be disclosed only for periods beginning on or after December 15, 2010.

	Years Ended December 31,
(in thousands)	2010	2009
Balance at beginning of year	$14,391	$16,719
Provision charged to expense	21,000	12,425
Recoveries	522	308
Loans charged off	(14,295)	(15,061)
Balance at end of year	$21,618	$14,391

The following table presents additional information regarding the Company's impaired loans as of December 31, 2011:

(in thousands)	Recorded Invest-ment	Unpaid Principal Balance	Related Allowance	Average Recorded Investment	Interest Income Recognized
Loans with no related allowance:
Commercial and industrial	$14,504	$19,672	$—	$12,901	$141
Commercial tax-exempt	—	—	—	—	—
Owner occupied real estate	7,000	8,845	—	5,333	191
Commercial construction and land development	11,203	19,756	—	11,803	231
Commercial real estate	12,117	12,390	—	9,500	192
Residential	3,346	3,729	—	3,557	6
Consumer	1,829	2,168	—	1,945	—
Total impaired loans with no related allowance	49,999	66,560	—	45,039	761
Loans with an allowance recorded:
Commercial and industrial	1,000	1,000	1,000	7,974	—
Owner occupied real estate	492	659	30	453	—
Commercial construction and land development	12,013	12,013	2,600	4,637	—
Total impaired loans with an allowance recorded	13,505	13,672	3,630	13,064	—
Total impaired loans:
Commercial and industrial	15,504	20,672	1,000	20,875	141
Commercial tax-exempt	—	—	—	—	—
Owner occupied real estate	7,492	9,504	30	5,786	191
Commercial construction and land development	23,216	31,769	2,600	16,440	231
Commercial real estate	12,117	12,390	—	9,500	192
Residential	3,346	3,729	—	3,557	6
Consumer	1,829	2,168	—	1,945	—
Total impaired loans as of December 31, 2011	$63,504	$80,232	$3,630	$58,103	$761

The following table presents additional information regarding the Company's impaired loans as of December 31, 2010:

(in thousands)	Recorded Investment	Unpaid Principal Balance	Related Allowance
Loans with no related allowance:
Commercial and industrial	$21,630	$24,817	$—
Commercial tax-exempt	—	—	—
Owner occupied real estate	8,483	8,758	—
Commercial construction and land development	16,401	17,173	—
Commercial real estate	6,045	6,853	—
Residential	3,609	3,609	—
Consumer	1,579	1,579	—
Total impaired loans with no related allowance	57,747	62,789	—
Loans with an allowance recorded:
Commercial and industrial	8,967	9,022	2,055
Owner occupied real estate	754	768	260
Commercial construction and land development	4,348	8,108	1,310
Total impaired loans with an allowance recorded	14,069	17,898	3,625
Total impaired loans:
Commercial and industrial	30,597	33,839	2,055
Commercial tax-exempt	—	—	—
Owner occupied real estate	9,237	9,526	260
Commercial construction and land development	20,749	25,281	1,310
Commercial real estate	6,045	6,853	—
Residential	3,609	3,609	—
Consumer	1,579	1,579	—
Total impaired loans as of December 31, 2010	$71,816	$80,687	$3,625

Impaired loans averaged approximately $58.1 million, $74.6 million and $52.6 million during 2011, 2010 and 2009, respectively. All nonaccrual loans are considered impaired and interest income is handled as discussed earlier in the nonaccrual section of this footnote. Interest income continued to accrue on impaired loans that were still accruing and totaled $761,000, $1.3 million and $1.6 million during 2011, 2010 and 2009, respectively.

The Bank assigns loan risk ratings as credit quality indicators of its loan portfolio: pass, special mention, substandard accrual and substandard nonaccrual. Monthly, we track commercial loans that are no longer pass rated. We review the cash flow, operating results and financial condition of the borrower and any guarantors, as well as the collateral position against established policy guidelines as a means of providing a targeted list of loans and loan relationships that require additional attention within the loan portfolio. We categorize loans possessing increased risk as either special mention, substandard accrual or substandard nonaccrual. Special mention loans are those loans that are currently adequately protected, but potentially weak. The potential weaknesses may, if not corrected, weaken the loan's credit quality or inadvertently jeopardize our credit position in the future.  Substandard accrual and substandard nonaccrual assets are characterized by well-defined weaknesses that jeopardize the liquidation of the debt and by the possibility that Metro will sustain some loss if the weaknesses are not corrected. Substandard accrual loans would move from accrual to nonaccrual when the Bank does not believe it will collect all of its principal and interest payments. Some identifiers to determine the collectability are as follows: when the loan is 90 days past due in principal or interest, there are triggering events in the borrower's or any guarantor's financial statements that show continuing deterioration, the borrower's or any guarantor's source of repayment is depleting, or if bankruptcy or other legal matters are present, regardless if the loan is 90 days past due or not. Pass rated loans are reviewed throughout the year through the recurring review process of an independent loan review function and through the application of other credit metrics.
Credit quality indicators for commercial loans broken out by loan type are presented in the following tables for the periods ended December 31, 2011 and 2010. As previously mentioned, certain December 31, 2010 balances have been reclassified to conform to the 2011 presentation.

	December 31, 2011
(in thousands)	Pass Rated Loans	Special Mention	Substandard Accrual	Substandard Nonaccrual	Total
Commercial credit exposure:
Commercial and industrial	$280,884	$9,176	$21,766	$10,162	$321,988
Commercial tax-exempt	77,657	3,875	—	—	81,532
Owner occupied real estate	263,001	2,887	10,589	2,895	279,372
Commercial construction and land development	76,374	3,071	15,197	8,511	103,153
Commercial real estate	349,786	794	6,005	7,820	364,405
Total	$1,047,702	$19,803	$53,557	$29,388	$1,150,450

	December 31, 2010
(in thousands)	Pass Rated Loans	Special Mention	Substandard Accrual	Substandard Nonaccrual	Total
Commercial credit exposure:
Commercial and industrial	$301,075	$5,726	$7,494	$23,103	$337,398
Commercial tax-exempt	85,863	—	—	—	85,863
Owner occupied real estate	228,224	4,093	4,918	4,318	241,553
Commercial construction and land development	84,155	7,190	6,594	14,155	112,094
Commercial real estate	296,537	10,611	622	5,424	313,194
Total	$995,854	$27,620	$19,628	$47,000	$1,090,102

Consumer credit exposures are rated as performing or nonperforming as detailed below at December 31, 2011 and 2010:

	December 31, 2011
(in thousands)	Performing	Nonperforming	Total
Consumer credit exposure:
Residential	$81,028	$2,912	$83,940
Consumer	200,449	1,829	202,278
Total	$281,477	$4,741	$286,218

	December 31, 2010
(in thousands)	Performing	Nonperforming	Total
Consumer credit exposure:
Residential	$77,515	$3,609	$81,124
Consumer	206,400	1,579	207,979
Total	$283,915	$5,188	$289,103

The following table presents new TDRs, with the recorded investment at the time of restructure, being the same pre-modification and post-modification, as well as the number of loans modified during the twelve month period ended December 31, 2011 and the period end balance and number of loans modified at December 31, 2011:

	New TDRs for the Twelve Months Ended
	December 31, 2011
(dollars in thousands)	Number of Contracts	Recorded Investment at Time of Restructure	Balance of TDRs at December 31, 2011
Commercial and industrial	10	$13,490	$7,984
Commercial tax-exempt	—	—	—
Owner occupied real estate	1	87	84
Commercial construction and land development	16	10,932	9,952
Commercial real estate	5	4,368	4,273
Residential	3	628	617
Consumer	—	—	—
Total	35	$29,505	$22,910

The loans included above are considered TDRs as a result of the Bank implementing one or more of the following concessions: granting a material extension of time, entering into a forbearance agreement, adjusting the interest rate, accepting interest only for a period of time or a change in amortization period. The following table presents the number of contracts and balance at time of TDR by concession type for the year ended December 31, 2011:

(dollars in thousands)	Granting a Material Extension of Time	Forbearance Agreement	Adjusting the Interest Rate	Accepting Interest Only for a Period of Time	Change in Amortization Period	Adjusting the Interest Rate & Change in Amortization Period
Commercial and industrial:
Number of Contracts	2	4	—	—	4	—
Balance at time of TDR	$629	$12,456	$—	$—	$405	$—
Owner occupied real estate:
Number of Contracts	—	1	—	—	—	—
Balance at time of TDR	$—	$87	$—	$—	$—	$—
Commercial construction and land development:
Number of Contracts	16	—	—	—	—	—
Balance at time of TDR	$10,932	$—	$—	$—	$—	$—
Commercial real estate:
Number of Contracts	—	1	1	—	3	—
Balance at time of TDR	$—	$93	$1,194	$—	$3,081	$—
Residential:
Number of Contracts	—	—	1	—	1	1
Balance at time of TDR	$—	$—	$195	$—	$355	$78

As of December 31, 2011, TDRs totaled $22.9 million, of which $10.1 million were classified as nonaccruing loans. The remaining $12.8 million of TDRs were accruing. Also, as of December 31, 2011, all TDRs were considered impaired loans and therefore were individually evaluated for impairment in the calculation of the ALL. Prior to their classification as TDRs, certain of these loans had been collectively evaluated for impairment in the calculation of the ALL.

Six commercial construction and land development relationships identified as accruing TDRs had additional unused commitments totaling $778,000 and one commercial relationship had an additional unused commitment available of $329,000.

The following table represents loans receivable modified as a TDR, that subsequently payment defaulted within 12 months of the restructure date and where the payment defaults occurred during the twelve month period ended December 31, 2011. The Bank's policy is to consider a loan past due or delinquent if payment is not received on or before the due date.

Troubled Debt Restructurings That Subsequently Payment Defaulted:
	December 31, 2011
(dollars in thousands)	Number of Contracts	Recorded Investment
Commercial and industrial	4	$5,531
Commercial tax-exempt	—	—
Owner occupied real estate	—	—
Commercial construction and land development	11	9,162
Commercial real estate	2	747
Residential	3	617
Consumer	—	—
Total	20	$16,057

Of the 20 contracts that subsequently payment defaulted during 2011, 18 contracts totaling $10.9 million were still in payment default at December 31, 2011.

Loan Commitments and Standby Letters of Credit	12 Months Ended
Dec. 31, 2011
Receivables [Abstract]
Loan Commitments and Standby Letters of Credit
Loan Commitments and Standby Letters of Credit

Loan commitments are made to accommodate the financial needs of Metro's customers. Standby letters of credit commit the Company to make payments on behalf of customers when certain specified future events occur. They primarily are issued to facilitate the customers' normal course of business transactions. Standby performance letters of credit are written conditional commitments issued by the Company to guarantee the performance of a customer to a third party. Historically, almost all of the Company's standby letters of credit expire unfunded.

Letters of credit have risk essentially the same as that involved in extending loans to customers and are subject to the Company's normal credit policies. Since the majority of the commitments are expected to expire without being drawn upon, the total commitment amount does not necessarily represent future funding requirements. The Company requires collateral supporting these letters of credit as deemed necessary. Commitments generally have fixed expiration dates or other termination clauses. The amount of the liability as of December 31, 2011 and 2010 for guarantees under standby letters of credit issued was $0.

The Company's maximum exposure to credit loss for loan commitments (unfunded loans and unused lines of credit, including home equity lines of credit) and standby letters of credit outstanding were as follows:

	December 31,
(in thousands)	2011	2010
Unfunded commitments of existing commercial loans	$269,180	$267,804
Unfunded commitments of existing consumer/residential loans	86,273	73,731
Standby letters of credit	36,455	32,272
Commitments to grant loans	11,658	4,624
Total	$403,566	$378,431

Concentrations of Credit Risk	12 Months Ended
Dec. 31, 2011
Risks and Uncertainties [Abstract]
Concentrations of Credit Risk
Concentrations of Credit Risk

The Company's loan portfolio is principally to borrowers throughout Cumberland, Dauphin, York, Lebanon, Lancaster and Berks counties of Pennsylvania where it has full-service stores. Commercial real estate loans and loan commitments for commercial real estate projects aggregated $491.3 million at December 31, 2011. Owner occupied real estate loans and loan commitments for commercial properties aggregated $284.9 million at December 31, 2011.

Commercial real estate loans are collateralized by the related project (principally multi-family residential, office building, lodging, land development and other properties) and typically require owner guarantees.  Maximum terms and maximum advance rates are established according to our underwriting guidelines based on our assessment of the overall risk of the project being financed.

Premises, Equipment and Leases	12 Months Ended
Dec. 31, 2011
Leases [Abstract]
Premises, Equipment and Leases
Premises, Equipment and Leases

Premises and equipment are stated at cost less accumulated depreciation and amortization. Depreciation and amortization expense for 2011, 2010 and 2009 was $6.5 million, $6.1 million and $5.5 million, respectively, and is computed on the straight-line method over the estimated useful lives of the related assets as listed in the table below. The estimated life for leasehold improvements is based on the shorter of the useful life or the lease term.

Years
Buildings and leasehold improvements	4 - 40
Furniture, fixtures and equipment	1 - 10
Computer equipment and software	3 - 8

A summary of premises and equipment is as follows:

	December 31,
(in thousands)	2011	2010
Land	$15,386	$15,386
Buildings	66,913	67,114
Construction in process	1,535	1,453
Leasehold improvements	2,583	2,541
Furniture, fixtures and equipment	32,073	35,095
	118,490	121,589
Less accumulated depreciation and amortization	36,376	33,427
Total	$82,114	$88,162

Land, buildings and equipment are leased under noncancelable operating lease agreements that expire at various dates through 2032. Total rental expense for operating leases in 2011, 2010 and 2009 was $3.1 million, $3.0 million and $2.9 million, respectively. At December 31, 2011 future minimum lease payments for noncancelable operating leases are payable as follows:

(in thousands)
2012	$2,599
2013	2,545
2014	2,399
2015	2,352
2016	2,255
Thereafter	19,983
Total minimum lease payments	$32,133

Deposits	12 Months Ended
Dec. 31, 2011
Deposits [Abstract]
Deposits
Deposits

The composition of the Bank's deposits at December 31, 2011 and 2010 is as follows:

	December 31,
(in thousands)	2011	2010
Noninterest-bearing demand	$397,251	$340,956
Interest checking and money market	1,038,760	927,575
Savings	406,896	292,995
Time certificates $100,000 or more	105,751	133,383
Other time certificates	122,916	137,270
Total	$2,071,574	$1,832,179

At December 31, 2011, the scheduled maturities of time deposits are as follows:

(in thousands)
2012	$157,007
2013	35,224
2014	22,953
2015	9,297
2016	4,186
Thereafter	—
Total	$228,667

Short-term Borrowings	12 Months Ended
Dec. 31, 2011
Short-term Debt [Abstract]
Short-term Borrowings
Short-term Borrowings

Short-term borrowings consist of several lines of credit. The Bank has a line of credit commitment from the FHLB for borrowings up to $515.5 million and certain qualifying assets of the Bank collateralize the line. There was $65.0 million outstanding at December 31, 2011 and $140.5 million outstanding at December 31, 2010 on this line of credit. At December 31, 2011 $116.9 million of loans collateralized the outstanding balance. In addition, the Bank has a $15.0 million federal funds line of credit with one correspondent bank and a $20.0 million federal funds line of credit with another correspondent bank as of December 31, 2011 of which $0 was outstanding on both lines. The average balance of short-term borrowings was $128.0 million in 2011. The weighted-average interest rate on total short-term borrowings was 0.15% at December 31, 2011 and 0.60% at December 31, 2010.

Long-term Debt	12 Months Ended
Dec. 31, 2011
Long-term Debt, Unclassified [Abstract]
Long-term Debt
Long-term Debt

As part of the Company's Asset/Liability management strategy, management utilized a FHLB fixed borrowing product during the second quarter of 2011 when it obtained $25.0 million in borrowings with a two year maturity due March 18, 2013 and interest rate of 1.01%. There was $25.0 million outstanding on this borrowing at December 31, 2011 which was collateralized by $45.0 million of loans of the Bank.

During the fourth quarter of 2010 the Company paid off a $25.0 million FHLB convertible select borrowing product which had a five year maturity and a six month conversion term at an initial interest rate of 4.29% and incurred a $1.6 million prepayment charge.

On June 15, 2000, the Company issued $5.0 million of 11% fixed rate Trust Capital Securities to Commerce Bancorp LLC through Trust I, a Delaware business trust subsidiary. The Trust Capital Securities evidenced a preferred ownership interest in the Trust, of which the Company owned 100% of the common equity. The proceeds from the issuance of the Trust Capital Securities were invested in substantially similar Junior Subordinated Debt of the Company. The Company unconditionally guaranteed the Trust Capital Securities. Interest on the debt was payable quarterly in arrears on March 31, June 30, September 30 and December 31 of each year. The Trust Capital Securities was scheduled to mature on June 15, 2030. The Company had the option to redeem in whole or in part beginning on or after June 15, 2010 at a premium to the principal amount plus accrued interest, with the redemption price set to decline annually until June 2020, at which time the securities could be redeemed at 100% of the principal. During the fourth quarter of 2011, the Company repurchased and retired the $5.0 million of Trust Capital Securities and incurred a $75,000 early repayment charge in doing so.

On September 28, 2001, the Company issued $8.0 million of 10% fixed rate Trust Capital Securities to Commerce Bancorp LLC through Trust II, a Delaware business trust subsidiary. The Trust Capital Securities evidence a preferred ownership interest in the Trust II of which the Company owns 100% of the common equity. The proceeds from the issuance of the Trust Capital Securities were invested in substantially similar Junior Subordinated Debt of the Company. The Company unconditionally guarantees the Trust Capital Securities. Interest on the debt is payable quarterly in arrears on March 31, June 30, September 30 and December 31 of each year. . The Trust Capital Securities are scheduled to mature on September 28, 2031. The Trust Capital Securities may be redeemed in whole or in part at the option of the Company on or after September 28, 2011 at 105.00% of the principal plus accrued interest, if any. The redemption price declines by 0.50% on September 28th of each year from 2012 through 2021 at which time the securities may be redeemed at 100% of the principal plus accrued interest, if any, to the date fixed for redemption, subject to certain conditions. All $8.0 million of the Trust Capital Securities qualifies as Tier 1 capital for regulatory capital purposes.

On September 29, 2006, the Company issued $15.0 million of 7.75% fixed rate Trust Capital Securities to TD Bank, N.A. through Trust III, a Delaware business trust subsidiary. The issuance of the Trust Capital Securities has similar properties as Trust II. The Trust Capital Securities evidence a preferred ownership interest in Trust III of which the Company owns 100% of the common equity. The proceeds from the issuance of the Trust Capital Securities were invested in substantially similar Junior Subordinated Debt of the Company. The Company unconditionally guarantees the Trust Capital Securities. Interest on the debt is payable quarterly with similar terms as in Trust II. The Trust Capital Securities are scheduled to mature on September 29, 2036. The Trust Capital Securities may be redeemed in whole or in part at the option of the Company on or after September 29, 2011 at 100.00% of the principal plus accrued interest, if any. All $15.0 million of the Trust Capital Securities qualifies as Tier 1 capital for regulatory capital purposes.

The remaining $1.2 million in long-term debt represents the Company's ownership interest in the non-bank subsidiary Trusts.

The scheduled maturities for long-term debt over the next five years and thereafter are as follows:

(in thousands)
2012-2016	$25,000
Thereafter	24,200
Total	$49,200

Income Taxes	12 Months Ended
Dec. 31, 2011
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes

A reconciliation of the provision (benefit) for income taxes and the amount that would have been provided at statutory rates is as follows:

	Years Ended December 31,
(in thousands)	2011	2010	2009
Benefit at statutory rate on pretax loss	$(392)	$(3,017)	$(1,425)
Tax-exempt income on loans and investments	(1,314)	(1,446)	(1,263)
Exercise of nonqualified stock options	—	(25)	(76)
Stock-based compensation	222	209	296
Merger related expenses	—	(358)	161
Other	40	101	133
Total	$(1,444)	$(4,536)	$(2,174)

The statutory tax rate used to calculate the provision (benefit) in 2011 and in 2010 was 34% and in 2009 a 35% statutory tax rate was used due to the projected pretax consolidated earnings of the Company.

The components of income tax benefit are as follows:

	Years Ended December 31,
(in thousands)	2011	2010	2009
Current expense (benefit)	$67	$236	$(3,841)
Deferred expense (benefit)	(1,511)	(4,772)	1,667
Total	$(1,444)	$(4,536)	$(2,174)

The components of the net deferred tax asset were as follows:

	December 31,
(in thousands)	2011	2010
Deferred tax assets:
Allowance for loan losses	$7,351	$7,350
Unrealized losses on securities	—	2,901
Other-than-temporary losses	1,003	892
Stock-based compensation	923	757
Nonaccrual interest	2,002	1,492
Gain on sale of SBA loans	—	316
Foreclosed real estate write-downs	703	144
Income from LLC subsidiary	254	111
Other	486	270
Total deferred tax assets	12,722	14,233
Deferred tax liabilities:
Premises and equipment	(4,486)	(4,514)
Unrealized gains on securities	(1,965)	—
Prepaid expenses	(395)	(571)
Deferred loan fees	(968)	(885)
Total deferred tax liabilities	(7,814)	(5,970)
Net deferred tax asset	$4,908	$8,263

At December 31, 2011, the Company had a net deferred tax asset of $4.9 million. An analysis was conducted to determine if a valuation allowance against its deferred tax assets was required. The Company used current forecasts of future expected income, possible tax planning strategies, current and future economic and business conditions (such as the possibility of a decrease in real estate value for properties the Bank holds as collateral on loans), the probability that taxable income will continue to be generated in future periods and the cumulative losses in previous years to make the assessment. Management concluded that a valuation allowance was not necessary, largely based on available tax planning strategies and our projections of future taxable income.  Additional evidence considered in the analysis included recent expenses such as rebranding and consulting costs that are not expected to have a repeat impact on the Company's profitability as well as the availability of AFS securities (currently at an unrealized gain position) that could be sold to generate taxable income.

Tax expense of $119,000, $952,000 and $550,000 was recognized on net securities gains during 2011, 2010 and 2009, respectively. For 2011, the Company will receive a tax benefit on its federal income tax return totaling $0 and for 2010 and 2009, the Company received a tax benefit totaling $25,000 and $76,000, respectively, related to the exercise of non-qualified stock options and disqualified dispositions of employee stock from options exercised. The Company, or one of its subsidiaries, files income tax returns in the U.S. Federal jurisdiction and various states. The Company is no longer subject to U.S. Federal, state and local examinations by tax authorities for years before 2008.

Stockholders' Equity	12 Months Ended
Dec. 31, 2011
Equity [Abstract]
Stockholders' Equity
Stockholders' Equity

At December 31, 2011 and 2010, TD Banknorth, Inc., owned 40,000 shares of the Company's Series A $10 par value noncumulative nonvoting preferred stock.  The preferred stock is redeemable at the option of the Company at the price of $25 per share plus any unpaid dividends. Dividends on the preferred stock are payable quarterly at a rate of $2 per share per annum.

The Company has a dividend reinvestment and stock purchase plan. Holders of common stock may participate in the plan in which reinvested dividends and voluntary cash payments of not less than $100 per month and not more than $10,000 per month, beginning January 1, 2012, may be reinvested in additional common shares. Officers are eligible immediately and employees who have been continuously employed for at least one year are also eligible to participate in the plan. The minimum investment is $25 per month for employees and $50 for officers with a maximum of $10,000 per month starting January 1, 2012. Previously, the maximum monthly purchase amount was $25,000. During 2011, 500,000 additional shares were registered to the plan. A total of 376,962, 288,559 and 79,019 common shares were issued pursuant to this plan in 2011, 2010 and 2009, respectively. At December 31, 2011, the Company had reserved approximately 522,000 common shares to be issued in connection with the plan.

On August 6, 2009, Metro Bancorp filed a shelf registration statement on Form S-3 with the Securities and Exchange Commission (SEC) which will allow the Company, from time to time, to offer and sell up to a total aggregate of $250.0 million of common stock, preferred stock, debt securities, or warrants, either separately or together in any combination. The shelf registration statement also registered trust preferred securities. The Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act) excludes from regulatory capital trust preferred securities issued after May 19, 2010. Consequently, Metro Bancorp has no plans to issue additional trust preferred securities. While Metro has always been well-capitalized under federal regulatory guidelines, the shelf registration better positions the Company to take advantage of potential opportunities for growth and to address current economic conditions.

Earnings (Loss) per Share	12 Months Ended
Dec. 31, 2011
Earnings Per Share [Abstract]
Earnings (Loss) per Share
Earnings (Loss) per Share

The following table sets forth the computation of basic and diluted earnings (loss) per share:

	For the Years Ended December 31,
	2011			2010			2009
(in thousands, except per share amounts)	Income	Weighted-average Shares	Per Share Amount	Loss	Weighted-average Shares	Per Share Amount	Loss	Weighted-average Shares	Per Share Amount
Basic earnings (loss) per share:
Net income (loss)	$289			$(4,337)			$(1,898)
Preferred stock dividends	(80)			(80)			(80)
Income (loss) available to common stockholders	209	13,919	$0.02	(4,417)	13,563	$(0.33)	(1,978)	8,241	$(0.24)
Effect of dilutive securities:
Stock options		—			—			—
Diluted earnings (loss) per share:
Income (loss) available to common stockholders plus assumed conversions	$209	13,919	$0.02	$(4,417)	13,563	$(0.33)	$(1,978)	8,241	$(0.24)

There were 1,076,067 common stock options excluded from the computation of diluted earnings per share for the year ended December 31, 2011 which were exercisable between the prices of $8.46 and $33.50 per option. There were 1,069,774 options excluded from the computation of diluted loss per share for the year ended December 31, 2010 which were exercisable between the prices of $11.55 and $33.50 per option. There were 1,030,267 options excluded from the computation of diluted loss per share for the year ended December 31, 2009 which were exercisable between the prices of $6.93 and $33.50 per option. They were excluded because of their anti-dilutive impact.

Stock Options Plan	12 Months Ended
Dec. 31, 2011
Postemployment Benefits [Abstract]
Stock Options Plan
Stock Option Plans

In 2005, the board of directors adopted and the Company's stockholders approved the adoption of the 2006 Employee Stock Option Plan for the officers and employees of the Company. The Plan commenced January 1, 2006 and replaced the 1996 Employee Stock Option Plan, which expired December 31, 2005. The Plan covers 1,000,000 authorized shares of common stock reserved for issuance upon exercise of options granted or available for grant to employees and will expire on December 31, 2015. The Plan provides that the option price of qualified incentive stock options will be fixed by the Board of Directors, but will not be less than 100% of the fair market value of the stock at the date of grant. In addition, the Plan provides that the option price of nonqualified stock options (NQSO's) also will be fixed by the board of directors, however for NQSO's the option price may be less than 100% of the fair market value of the stock at the date of grant. Options granted are exercisable one year after the grant date, will vest over a four-year period and expire ten years after the grant date.

In 2000, the board of directors adopted and the Company's stockholders approved the adoption of the 2001 Directors' Stock Option Plan. The Plan commenced January 1, 2001 and replaced the 1990 Directors' Stock Option Plan, which expired December 31, 2000. The Plan covered 343,100 authorized shares of common stock reserved for issuance upon exercise of options granted or available for grant to non-employee directors and expired on December 31, 2010. In 2010, the Company's shareholders approved the adoption of the 2011 Directors' Stock Option Plan. The Plan commenced January 1, 2011 and replaced the 2000 Directors' Stock Option Plan which expired December 31, 2010. The Plan covers 200,000 authorized shares of common stock reserved for issuance upon exercise of options granted or available for grant to directors,  directors emeritus, advisory directors, consultants and others with outstanding abilities to help the Company and will expire on December 31, 2020. Under the Company's Directors' Stock Option Plan, non-employee directors of the Company, consultants and others who are not regularly employed on a salaried basis by the Company may be entitled to an option to acquire shares, as determined by the board of directors, of the Company's common stock during each year in which the Director serves on the Board. The Plan provides that the option price will be fixed by the board of directors, but will not be less than 100% of the fair market value of the stock on the date of the grant.

As of December 31, 2011, there was $2.3 million of total unrecognized compensation cost related to non-vested stock option awards. The expense will be incurred over the next 4 year period with a weighted-average period of 2.5 years. Cash received from the exercise of options for 2011, 2010 and 2009 was $0, $78,000 and $633,000, respectively.

The fair value of each option grant was established at the date of grant using the Black-Scholes option pricing model. The Black-Scholes option valuation model was developed for use in estimating the fair value of traded options, which have no vesting restrictions and are fully transferable. In addition, option valuation models require the input of highly subjective assumptions including the stock price volatility. Because the Company's stock options have characteristics significantly different from those of traded options and because changes in the subjective input assumptions can materially affect the fair value estimate, in management's opinion, the existing models do not necessarily provide a reliable single measure of the fair value of the Company's stock options. The Company used the Black-Scholes model and the following weighted-average assumptions for 2011, 2010 and 2009, respectively: risk-free interest rates of 3.0%, 3.3% and 2.5%; volatility factors of the expected market price of the Company's common stock of .46, .45 and .32; assumed forfeiture rates of 1.67%, 1.72% and 2.12%; weighted-average expected lives of the options of 7.5 years for the three years presented and no cash dividends. Based upon these assumptions, the weighted-average fair value of options granted was $6.42, $6.47 and $6.18 per option share for the years ended December 31, 2011, 2010 and 2009, respectively.

The Company recorded compensation expense of approximately $1.2 million for the year ended December 31, 2011 compared to $1.2 million and $1.4 million for the years ended December 31, 2010 and 2009, respectively. The tax benefit associated with compensation expense was $203,000, $214,000 and $208,000 for 2011, 2010 and 2009, respectively.

Stock option transactions under the Plans were as follows:

	Years Ended December 31,
	2011		2010		2009
	Options	Weighted Avg. Exercise Price	Options	Weighted Avg. Exercise Price	Options	Weighted Avg. Exercise Price
Outstanding at beginning of year	1,069,774	$21.74	1,030,267	$22.92	943,915	$24.42
Granted	242,300	12.01	192,900	12.31	211,270	15.69
Exercised	—	—	(13,508)	7.92	(49,702)	13.40
Forfeited/expired	(236,007)	15.76	(139,885)	18.75	(75,216)	27.66
Outstanding at end of year	1,076,067	$20.86	1,069,774	$21.74	1,030,267	$22.92
Exercisable at December 31	670,258	$25.08	663,259	$24.63	619,490	$23.62
Options available for grant at December 31	549,003		511,525		624,085
Weighted-average fair value of options granted during the year		$6.42		$6.47		$6.18

Options exercisable and outstanding at December 31, 2011 had an intrinsic value of $0. The intrinsic value of options exercised was $77,000 in 2010 and $282,000 in 2009. There were no options exercised in 2011.

The Company allows for option exercises to be paid for in cash or in whole or in part with Metro stock owned by the optionee. The value of the stock used to exercise the options is the fair market value on the date of exercise.  Stock option exercises paid for with the Company's stock were 2,130 shares and 1,695 shares for the years ended December 31, 2010 and 2009, respectively.

Exercise prices for options outstanding as of December 31, 2011 are presented in the following table:

	Options Outstanding	Weighted Avg. Exercise Price	Weighted Avg. Remaining Contractual Life	Options Exercisable	Weighted Avg. Exercise Price
Options with exercise prices ranging from $8.46 to $16.41	478,235	$13.26	8.3 Years	103,249	$14.82
Options with exercise prices ranging from $16.42 to $25.38	193,615	21.36	1.6 Years	192,715	21.37
Options with exercise prices ranging from $25.39 to $33.50	404,217	29.62	4.8 Years	374,294	29.83
Total options outstanding with exercise prices ranging from $8.46 to $33.50	1,076,067	$20.86	5.8 Years	670,258	$25.08

The remaining weighted-average contractual life for options exercisable at December 31, 2011 is 4.2 years.

The following table represents non-vested options as of December 31, 2011:

		Number of Shares	Weighted Avg. Grant Date Fair Value
Non-vested options,	December 31, 2010	406,515	$7.64
Granted		242,300	6.42
Vested		(140,210)	8.42
Forfeited		(102,796)	6.83
Non-vested options,	December 31, 2011	405,809	$6.84

Regulatory Matters	12 Months Ended
Dec. 31, 2011
Banking and Thrift [Abstract]
Regulatory Matters
Regulatory Matters

The Company is a legal entity separate and distinct from its subsidiary, the Bank. There are various legal and regulatory limitations on the extent to which the Bank can, among other things, finance, or otherwise supply funds to, the Company. Specifically, dividends from the Bank are the principal source of the Company's cash funds and there are certain legal restrictions under Pennsylvania law and Pennsylvania banking regulations on the payment of dividends by state-chartered banks. The relevant regulatory agencies also have authority to prohibit the Company and the Bank from engaging in what, in the opinion of such regulatory body, constitutes an unsafe or unsound banking practice. The payment of dividends could, depending upon the financial condition of the Company and the Bank, be deemed to constitute such an unsafe or unsound practice.

The Company and the Bank are subject to various regulatory capital requirements administered by federal banking agencies. Failure to meet minimum capital requirements can initiate certain mandatory and possible additional discretionary actions by regulators that, if undertaken, could have a direct material effect on the Company's financial statements. Under capital adequacy guidelines and the regulatory framework for prompt corrective action, the Company and the Bank must meet specific capital guidelines that involve quantitative measures of assets, liabilities and certain off-balance sheet items as calculated under regulatory accounting practices. The capital amounts and classification are also subject to qualitative judgments by the regulators about components, risk weightings and other factors.

Quantitative measures established by regulation to ensure capital adequacy require the Company and the Bank to maintain minimum amounts and ratios (set forth below) of total and Tier 1 capital (as defined in the regulations) to risk-weighted assets and of Tier 1 capital to average assets. Management believes, as of December 31, 2011, that the Company and the Bank meet all capital adequacy requirements to which they are subject.

As of December 31, 2011 the Bank was categorized as well-capitalized under the regulatory framework for prompt corrective action. To be categorized as well-capitalized the Bank must maintain minimum total risk-based, Tier 1 risk-based and Tier 1 leverage ratios as set forth in the table below. There are no conditions or events since that notification that management believes have changed the Bank's category.

The following table presents the risk-based and leverage capital amounts and ratios at December 31, 2011 and 2010 for the Company and the Bank:

	Actual			For Capital Adequacy Purposes				To Be Well-Capitalized Under Prompt Corrective Action Provisions
(dollars in thousands)	Amount	Ratio		Amount		Ratio		Amount		Ratio
Company as of December 31, 2011
Risk-based capital ratios:
Total capital	$260,405	15.36%	≥	$135,637	≥	8.0%	≥	N/A	≥	N/A
Tier 1 capital	239,206	14.11	≥	67,818	≥	4.0	≥	N/A	≥	N/A
Leverage ratio	239,206	9.99	≥	95,797	≥	4.0	≥	N/A	≥	N/A
Bank as of December 31, 2011
Risk-based capital ratios:
Total capital	$238,919	14.12%	≥	$135,358	≥	8.0%	≥	$169,197	≥	10.0%
Tier 1 capital	217,764	12.87	≥	67,679	≥	4.0	≥	101,518	≥	6.0
Leverage ratio	217,764	9.10	≥	95,747	≥	4.0	≥	119,684	≥	5.0
Company as of December 31, 2010
Risk-based capital ratios:
Total capital	$259,479	15.83%	≥	$131,092	≥	8.0%	≥	N/A	≥	N/A
Tier 1 capital	238,981	14.58	≥	65,546	≥	4.0	≥	N/A	≥	N/A
Leverage ratio	238,981	10.68	≥	89,494	≥	4.0	≥	N/A	≥	N/A
Bank as of December 31, 2010
Risk-based capital ratios:
Total capital	$229,682	14.06%	≥	$130,647	≥	8.0%	≥	$163,308	≥	10.0%
Tier 1 capital	209,254	12.81	≥	65,323	≥	4.0	≥	97,985	≥	6.0
Leverage ratio	209,254	9.38	≥	89,269	≥	4.0	≥	111,586	≥	5.0

On April 29, 2010, the Bank consented and agreed to the issuance of a Consent Order (Order) by the FDIC, the Bank's federal banking regulator and a substantially similar consent order by the Pennsylvania Department of Banking. The Order required the Bank to take all necessary steps, consistent with the Order and sound banking practices, to correct and prevent certain unsafe or unsound banking practices and violations of law or regulation alleged by the FDIC to have been committed by the Bank. Among other things, the Order required certain analyses and assessments, including an analysis and assessment of the Bank Secrecy Act (BSA) and Office of Foreign Assets Control (OFAC) staffing needs and qualifications and an analysis and assessment of the independence and performance of the Company's directors and senior executive officers. It also required the development, adoption and implementation of a system of internal controls designed to ensure full compliance with BSA and OFAC provisions; training programs to ensure that all appropriate personnel are aware of and can comply with applicable requirements of BSA and OFAC provisions; periodic reviews by internal and external auditors of compliance with BSA and OFAC provisions; and a review by an independent third party of the Bank's compliance with the Order. The Bank continues with its efforts to ensure compliance with the terms and conditions of the Order. Most of the related expenses are captured under consulting fees and make up the majority of this line item on the consolidated statement of operations for the years ended December 31, 2011 and 2010.

Employee Benefit Plan	12 Months Ended
Dec. 31, 2011
Postemployment Benefits [Abstract]
Employee Benefit Plan
Employee Benefit Plan

The Company has established a 401(k) Retirement Savings Plan for all of its employees who meet eligibility requirements. Employees may contribute up to 15% of their salary to the Plan. Beginning January 1, 2011, the Company currently provides a Safe Harbor matching contribution of 100% of the amount of the employee contribution up to 3% of the employee's salary and 50% of the amount of the employee contribution that exceeds 3% of the employee's salary for up to 5% of the employee's salary. In 2010 and 2009, the Company's matching contribution was discretionary, not a Safe Harbor matching contribution and was set at 50% of the employee's salary deferral up to a maximum of 6% of the employee's salary. The amount charged to expense for employer matching contributions was $703,000, $490,000 and $494,000 in 2011, 2010 and 2009, respectively.

Comprehensive Income	12 Months Ended
Dec. 31, 2011
Equity [Abstract]
Comprehensive Income
Comprehensive Income

Accounting principles generally require that recognized revenue, expenses, gains and losses be included in net income. Although certain changes in assets and liabilities, such as unrealized gains and losses on AFS securities, are reported as a separate component of the equity section of the balance sheet, such items, along with net income are components of comprehensive income. The only comprehensive income item, other than net income, that the Company presently has is net unrealized gains on securities available for sale and unrealized losses for noncredit-related losses on debt securities. The federal income tax impact allocated to the net unrealized gains (losses) is presented in the table below. The 2010 and 2009 presentations have been reclassified to conform to the 2011 presentation including grossing up the components of OTTI with no impact on the net impairment loss on investment securities included in net income.  These items had no impact on net income, stockholders' equity and total assets for 2010 and 2009.

	Years Ended December 31,
(in thousands)	2011	2010	2009
Net unrealized holding gains (losses) arising during the year	$14,329	$6,057	$(5,749)
Reclassification adjustment for net realized gains on securities recorded in income	(343)	(2,767)	(1,401)
Reclassification for OTTI credit losses recorded in income	324	962	2,341
Noncredit related OTTI losses on securities not expected to be sold	—	3,942	14,670
Subtotal	14,310	8,194	9,861
Income tax impact	(4,866)	(2,953)	(3,452)
Other comprehensive income, net of tax impact	$9,444	$5,241	$6,409

Commitments and Contingencies	12 Months Ended
Dec. 31, 2011
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
Commitments and Contingencies

In January 2005, the Company entered into an agreement for naming rights to Metro Bank Park located on Harrisburg City Island, Harrisburg, Pennsylvania. Metro Bank Park is home of the Harrisburg Senators, an AA team affiliated with Major League Baseball. The term of the naming rights agreement is 15 years with a total obligation of $3.5 million spread over the term.

The Company has purchased the land at the corner of Carlisle Road and Alta Vista Road in Dover Township, York County, Pennsylvania. The Company plans to construct a full-service store on this property to be opened in the future.

The Company has entered into a land lease for the premises located at 2121 Lincoln Highway East, East Lampeter Township, Lancaster County, Pennsylvania. The Company plans to construct a full-service store on this property to be opened in the future.

The Company has purchased land at 105 N. George Street, York City, York County, Pennsylvania. The Company plans to open a store on this property to be opened in the future.

On November 10, 2008, Metro announced it had entered into a services agreement with Fiserv. The agreement, effective November 7, 2008, is for a period of seven years, subject to automatic renewal for additional terms of two years unless either party gives the other written notice of non-renewal at least 180 days prior to the expiration date of the term. The initial investment with Fiserv was $3.4 million with a remaining expected obligation for support, license fees and processing services of $29.5 million over the next four years. The various services include: core system hosting, item processing, deposit and loan processing, electronic banking, data warehousing and other banking functions.

In addition, the Company is also subject to certain routine legal proceedings and claims arising in the ordinary course of business. It is management's opinion that the ultimate resolution of these claims will not have a material adverse effect on the Company's financial position and results of operations.

Related Party Transactions	12 Months Ended
Dec. 31, 2011
Related Party Transactions [Abstract]
Related Party Transactions
Related Party Transactions

The Company has engaged in certain transactions with entities which are considered related parties. Payments for goods and services, including legal services, to these related parties totaled $841,000, $699,000 and $835,000, in 2011, 2010 and 2009, respectively. Management believes disbursements made to related parties were substantially equivalent to those that would have been paid to unaffiliated companies for similar goods and services.

TD Banknorth, Inc. (a 4.26% shareholder of common stock and 100% shareholder of Series A preferred stock of the Company), through an affiliate TD Bank, N.A., historically provided various services to the Company. These services included maintenance to the store LAN network, proof and encoding services, deposit account statement rendering, automated teller machine (ATM)/VISA card processing, data processing, implementation of new software for systems and call center support. On and effective as of December 30, 2008, the Company and the Bank entered into a Transition Agreement with TD and Commerce Bancorp LLC (formerly Commerce Bancorp, Inc.).  The Transition Agreement terminated the Network Agreement dated January 1, 1997, as thereafter amended in April 2002 and September 29, 2004 (the Network Agreement) and the Master Services Agreement dated July 21, 2006 and its addenda (the Master Services Agreement) by and between the Company, the Bank and TD (and/or their predecessors). With timely advance notice by TD under the Network and Master Services agreements, the agreements would have otherwise terminated on December 31, 2009.  The agreements were terminated prior to such date in connection with the March 2008 merger of Commerce Bancorp, Inc. into a subsidiary of TD Bank N.A.

Pursuant to the Transition Agreement, TD provided to the Bank certain transaction services, representing a continuation of the services provided to the Bank under the terms of the Master Services Agreement until the third quarter of  2009, at which time all such services were transitioned to other service providers. Because all services provided by TD under the Transition Agreement were terminated according to terms in the agreement, TD paid to the Bank a fee in the amount of $6.0 million, which was used to help defray the costs of transition and the rebranding of the Company and the Bank.

The Company did not receive nor pay for services from TD in 2011 and 2010; however, paid approximately $2.2 million for services provided during 2009.  A non-recourse loan in which the Company had participated was foreclosed in 2009 and resulted in the Company's ownership of a 15% interest in commercial property in which TD now owns a 70% interest.  The gross balance due on the loan was $45.9 million at the time of foreclosure.

Fair Value Measurements	12 Months Ended
Dec. 31, 2011
Fair Value Disclosures [Abstract]
Fair Value Measurements
Fair Value Measurements

The Company uses its best judgment in estimating the fair value of its financial instruments and certain nonfinancial assets; however, there are inherent weaknesses in any estimation technique due to assumptions that are susceptible to significant change.  Therefore, for substantially all financial instruments and certain nonfinancial assets, the fair value estimates herein are not necessarily indicative of the amounts the Company could have realized in a sale transaction on the dates indicated. The estimated fair value amounts have been measured as of their respective year-ends and have not been reevaluated or updated for purposes of these financial statements subsequent to those respective dates.  As such, the estimated fair values of these financial instruments and certain nonfinancial assets subsequent to the respective reporting dates may be different than the amounts reported at each year-end.

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Company uses the following fair value hierarchy in selecting inputs with the highest priority given to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements):

Level 1: Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2: Quoted prices in markets that are not active, or inputs that are observable either directly or indirectly, for substantially the full term of the asset or liability;

Level 3: Prices or valuation techniques that require inputs that are both significant to the fair value measurement and unobservable (i.e., supported with little or no market activity).

As required, financial and certain nonfinancial assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. The following table sets forth the Company's financial assets that were measured at fair value on a recurring basis at December 31, 2011 and December 31, 2010, respectively, by level within the fair value hierarchy:

		Fair Value Measurements at Reporting Date Using
Description		Quoted Prices in Active Markets for Identical Assets	Significant Other Observable Inputs	Significant Unobservable Inputs
(in thousands)	Total	(Level 1)	(Level 2)	(Level 3)
December 31, 2011
U.S. Government agency securities	$22,558	$—	$22,558	$—
Residential MBSs	21,412	—	21,412	—
Agency CMOs	528,163	—	528,163	—
Private-label CMOs	23,006	—	23,006	—
Corporate debt securities	18,320	—	18,320	—
Securities available for sale	$613,459	$—	$613,459	$—

		Fair Value Measurements at Reporting Date Using
Description		Quoted Prices in Active Markets for Identical Assets	Significant Other Observable Inputs	Significant Unobservable Inputs
(in thousands)	Total	(Level 1)	(Level 2)	(Level 3)
December 31, 2010
U.S. Government agency securities	$21,409	$—	$21,409	$—
Residential MBSs	2,386	—	2,386	—
Agency CMOs	383,214	—	383,214	—
Private-label CMOs	31,003	—	31,003	—
Securities available for sale	$438,012	$—	$438,012	$—

As of December 31, 2011 and December 31, 2010, the Company did not have any liabilities that were measured at fair value on a recurring basis.

Impaired Loans (Generally Carried at Fair Value)

Impaired loans are those that the Company has measured impairment based on the fair value of the loan's collateral.  Fair value is generally determined based upon independent third party appraisals of the properties, or discounted cash flows based upon the expected proceeds. These assets are included as Level 3 fair values, based upon the lowest level of input that is significant to the fair value measurements. The fair value consists of the loan balances less any valuation allowance. The valuation allowance amount is calculated as the difference between the recorded investment in a loan and the present value of expected future cash flows or it is calculated based on discounted collateral values if the loans are collateral dependent. At December 31, 2011, the fair value of impaired loans with allowance allocations totaled $9.9 million, net of a valuation allowance of $3.6 million and impaired loans that were partially charged off during 2011 totaled $1.2 million, net of charge-offs of $10.1 million. At December 31, 2010, the fair value of impaired loans with allowance allocations totaled $10.4 million, net of a valuation allowance of $3.6 million and impaired loans that were partially charged off during 2010 totaled $9.6 million, net of charge-offs of $5.7 million.. The Company's impaired loans are more fully discussed in Note 4.

 Foreclosed Assets (Carried at Lower of Cost or Fair Value)

The fair value of real estate acquired through foreclosure was based on independent third party appraisals of the properties. The carrying value of foreclosed assets, with valuation allowances recorded subsequent to initial foreclosure, was $3.0 million and $4.8 million at December 31, 2011 and December 31, 2010, respectively, which are net of valuation allowances of $1.8 million and $410,000 that were established in 2011 and 2010, respectively.
For assets measured at fair value on a nonrecurring basis, the fair value measurements by level within the fair value hierarchy used were as follows:

		Fair Value Measurements at Reporting Date Using
Description		Quoted Prices in Active Markets for Identical Assets	Significant Other Observable Inputs	Significant Unobservable Inputs
(in thousands)	Total	(Level 1)	(Level 2)	(Level 3)
December 31, 2011
Impaired loans with specific allocation	$9,875	$—	$—	$9,875
Impaired loans net of partial charge-offs	1,151	—	—	1,151
Foreclosed assets	3,041	—	—	3,041
Total	$14,067	$—	$—	$14,067

		Fair Value Measurements at Reporting Date Using
Description		Quoted Prices in Active Markets for Identical Assets	Significant Other Observable Inputs	Significant Unobservable Inputs
(in thousands)	Total	(Level 1)	(Level 2)	(Level 3)
December 31, 2010
Impaired loans with specific allocation	$10,444	$—	$—	$10,444
Impaired loans net of partial charge-offs	9,629	—	—	9,629
Foreclosed assets	4,774	—	—	4,774
Total	$24,847	$—	$—	$24,847

The following information should not be interpreted as an estimate of the fair value of the entire Company since a fair value calculation is only provided for a limited portion of the Company's assets and liabilities. Due to a wide range of valuation techniques and the degree of subjectivity used in making the estimates, comparisons between the Company's disclosures and those of other companies may not be meaningful. The following valuation techniques were used to estimate the fair values of the Company's financial instruments at December 31, 2011 and 2010:

Cash and Cash Equivalents (Carried at Cost)

Cash and cash equivalents include cash, balances due from banks and federal funds sold, all of which have original maturities of 90 days or less. The carrying amounts reported in the balance sheet for cash and short-term instruments approximate those assets' fair values.

Securities

The fair value of securities available for sale (carried at fair value) and held to maturity (carried at amortized cost) are determined by matrix pricing (Level 2), which is a mathematical technique used widely in the industry to value debt securities without relying exclusively on quoted market prices for the specific securities but rather by relying on the securities' relationship to other benchmark prices. In determining fair market values for its portfolio holdings, the Company receives information from a third party provider which management evaluates and corroborates. Under the current guidance, these values are considered Level 2 inputs, based upon mathematically derived matrix pricing and observed data from similar assets.  They are not Level 1 direct quotes, nor do they reflect Level 3 inputs that would be derived from internal analysis or judgment. As the Company does not manage a trading portfolio and typically only sells from its AFS portfolio in order to manage interest rate risk or credit exposure, direct quotes, or street bids, are warranted on an as-needed basis only.

Loans Held for Sale (Carried at Lower of Cost or Fair Value)

The fair value of loans held for sale is determined, when possible, using quoted secondary-market prices.  If no such quoted prices exist, the fair value of a loan is determined using quoted prices for a similar loan or loans, adjusted for the specific attributes of that loan. The Company did not write down any loans held for sale during the years ended December 31, 2011 and 2010.

Loans Receivable (Carried at Cost)

The fair value of loans, excluding impaired loans with specific loan allowances, are estimated using discounted cash flow analysis, using market rates at the balance sheet date that reflect the credit and interest rate-risk inherent in the loans.  Projected future cash flows are calculated based upon contractual maturity, projected repayments and prepayments of principal.  Generally, for variable rate loans that reprice frequently and with no significant change in credit risk, fair values are based on carrying values.

Restricted Investment in Bank Stock (Carried at Cost)

The carrying amount of restricted investment in bank stock approximates fair value and considers the limited marketability of such securities.  The restricted investments in bank stock consisted of FHLB and ACBB stock at December 31, 2011 and 2010.

Accrued Interest Receivable and Payable (Carried at Cost)

The carrying amount of accrued interest receivable and accrued interest payable approximates its fair value.

Deposit Liabilities (Carried at Cost)

The fair values disclosed for demand deposits (e.g., interest and noninterest checking, passbook savings and money market accounts) are, by definition, equal to the amount payable on demand at the reporting date (i.e., their carrying amounts).  Fair values for fixed-rate certificates of deposits (CDs) are estimated using a discounted cash flow calculation that applies interest rates currently being offered in the market on certificates to a schedule of aggregated expected monthly maturities on time deposits.

Short-Term Borrowings (Carried at Cost)

The carrying amounts of short-term borrowings approximate their fair values.

Long-Term Debt (Carried at Cost)

The fair value of FHLB convertible select borrowing advances are estimated using discounted cash flow analysis, based on quoted prices for new FHLB advances with similar credit risk characteristics, terms and remaining maturity. The price obtained from this active market represents a fair value that is deemed to represent the transfer price if the liability were assumed by a third party.  Other long-term debt was estimated using discounted cash flow analysis, based on quoted prices from a third party broker for new debt with similar characteristics, terms and remaining maturity.  The price for the other long-term debt was obtained in an inactive market where these types of instruments are not traded regularly.

Off-Balance Sheet Financial Instruments (Disclosed at Cost)

Fair values for the Company's off-balance sheet financial instruments (lending commitments and letters of credit) are based on fees currently charged in the market to enter into similar agreements, taking into account, the remaining terms of the agreements and the counterparties' credit standing.

The estimated fair values of the Company's financial instruments were as follows at December 31, 2011 and 2010:

	2011		2010
(in thousands)	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Financial assets:
Cash and cash equivalents	$55,073	$55,073	$32,858	$32,858
Securities	810,094	813,316	665,588	662,214
Loans, net (including loans held for sale)	1,424,407	1,445,797	1,376,192	1,358,509
Restricted investments in bank stock	16,802	16,802	20,614	20,614
Accrued interest receivable	7,378	7,378	7,347	7,347
Financial liabilities:
Deposits	$2,071,574	$2,074,139	$1,832,179	$1,835,782
Long-term debt	49,200	39,773	29,400	18,431
Short-term borrowings	65,000	65,000	140,475	140,475
Accrued interest payable	487	487	669	669
Off-balance sheet instruments:
Standby letters of credit	$—	$—	$—	$—
Commitments to extend credit	—	—	—	—

Quarterly Financial Data	12 Months Ended
Dec. 31, 2011
Quarterly Financial Information Disclosure [Abstract]
Quarterly Financial Data
Quarterly Financial Data (unaudited)

The following represents summarized unaudited quarterly financial data of the Company which, in the opinion of management, reflects adjustments (comprising only normal recurring accruals) necessary for fair presentation, note that certain balances may not cross foot due to rounding:

	Three Months Ended
(in thousands, except per share amounts)	December 31	September 30	June 30	March 31

2011
Interest income	$24,726	$24,415	$24,659	$23,895
Interest expense	3,336	3,640	3,842	3,878
Net interest income	21,390	20,775	20,817	20,017
Provision for loan losses	3,350	13,750	1,700	1,792
Net gains on sales of securities	—	7	309	34
Provision (benefit) for federal income taxes	888	(3,334)	660	342
Net income (loss)	2,483	(5,718)	1,992	1,532
Net income (loss) per share:
Basic	$0.18	$(0.41)	$0.14	$0.11
Diluted	0.18	(0.41)	0.14	0.11

2010
Interest income	$24,508	$24,248	$24,396	$24,095
Interest expense	4,062	4,261	4,412	4,662
Net interest income	20,446	19,987	19,984	19,433
Provision for loan losses	2,600	13,400	2,600	2,400
Net gains on sales of securities	1,765	117	298	621
Provision (benefit) for federal income taxes	376	(3,772)	(238)	(902)
Net income (loss)	1,457	(6,160)	360	6
Net income (loss) per share:
Basic	$0.10	$(0.46)	$0.02	$—
Diluted	0.10	(0.46)	0.02	—

Condensed Financial Statements of Parent Company	12 Months Ended
Dec. 31, 2011
Condensed Financial Information of Parent Company Only Disclosure [Abstract]
Condensed Financial Statements of Parent Company
Condensed Financial Statements of Parent Company

Balance Sheets

	December 31,
(in thousands)	2011	2010
Assets
Cash	$19,641	$26,237
Investment in subsidiaries:
Banking subsidiary	221,578	203,623
Non-banking subsidiaries	1,200	1,400
Other assets	2,321	4,119
Total assets	$244,740	$235,379
Liabilities
Long-term debt	$24,200	$29,400
Other liabilities	520	628
Total liabilities	24,720	30,028
Stockholders' Equity
Preferred stock - Series A noncumulative; $10.00 par value;
(1,000,000 shares authorized; 40,000 shares issued and outstanding)	400	400
Common stock - $1.00 par value; 25,000,000 shares authorized;
(issued and outstanding shares 2011: 14,125,346; 2010: 13,748,384)	14,125	13,748
Surplus	156,184	151,545
Retained earnings	45,497	45,288
Accumulated other comprehensive income (loss)	3,814	(5,630)
Total stockholders' equity	220,020	205,351
Total liabilities and stockholders' equity	$244,740	$235,379

Statements of Operations

	Years Ended December 31,
(in thousands)	2011	2010	2009
Income
Dividends from bank subsidiary	$—	$—	$2,818
Interest income	122	124	124
Debt prepayment charge	(75)	—	—
	47	124	2,942
Expenses
Interest expense	2,611	2,645	2,645
Other	2,293	1,149	1,668
	4,904	3,794	4,313
Loss before income tax benefit and equity in undistributed net income of subsidiaries	(4,857)	(3,670)	(1,371)
Income tax benefit	1,651	1,248	1,466
	(3,206)	(2,422)	95
Equity in undistributed net income (loss) of bank subsidiary	3,495	(1,915)	(1,993)
Net income (loss)	$289	$(4,337)	$(1,898)

Statements of Cash Flows

	Years Ended December 31,
(in thousands)	2011	2010	2009
Operating Activities
Net income (loss)	$289	$(4,337)	$(1,898)
Adjustments to reconcile net income (loss) to net cash (used in) provided by operating activities:
Amortization of financing costs	8	8	8
Stock-based compensation	1,250	1,244	1,439
Debt prepayment charge	75	—	—
(Decrease) increase in other liabilities	(108)	(4,742)	4,325
Decrease (increase) in other assets	1,990	610	(4,350)
Equity in undistributed net (income) loss of bank subsidiary	(3,495)	1,915	1,993
Net cash (used in) provided by operating activities	9	(5,302)	1,517
Investing Activities
Investment in bank subsidiary	(5,052)	(4,478)	(48,970)
Net cash used by investing activities	(5,052)	(4,478)	(48,970)
Financing Activities
Proceeds from common stock options exercised	—	78	633
Proceeds from issuance of common stock under stock purchase plan	3,802	3,156	1,174
Repayment of long-term debt	(5,275)	—	—
Proceeds from issuance of common stock in connection with stock offering	—	—	77,792
Cash dividends on preferred stock	(80)	(80)	(80)
Net cash (used in) provided by financing activities	(1,553)	3,154	79,519
(Decrease) increase in cash and cash equivalents	(6,596)	(6,626)	32,066
Cash and cash equivalents at beginning of the year	26,237	32,863	797
Cash and cash equivalents at end of year	$19,641	$26,237	$32,863